SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 19, 2002
                    -----------------------------------------
                                (Date of Report)


                                  July 31, 2002
                    -----------------------------------------
                        (Date of Earliest Event Reported)


                                Primary PDC, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                       1-4085                 04-1734655
-------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)


                   1265 Main St., Waltham, Massachusetts 02451
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                              POLAROID CORPORATION
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in Wilmington, Delaware.

On December 3, 2002, Polaroid Corporation and its U.S. subsidiaries filed a monthly operating report (see Exhibits 99.1 below) for the period from October 12, 2001 through July 31, 2002 with the Bankruptcy Court as required by the Bankruptcy Court.


Item 7(c).      Exhibits

Exhibit 99.1 Monthly operating report for the period from October 12, 2001 through July 31, 2002 for Polaroid Corporation and its
                U.S. subsidiaries.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     POLAROID CORPORATION
                                                     (Registrant)


                                                     By: /s/ K. R. Pond
                                                         -----------------
                                                         K. R. Pond
                                                         President

Dated: December 19, 2002

                                                                  EXHIBIT 99.1
                                                                  ------------

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                         FOR PERIOD ENDED July 31, 2002



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Statement of Operations
     Balance Sheet
     Statement of Cash Flows
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in July 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated:   December 2, 2002                   /S/ K.R. pond
                                            ----------------------------------
                                               Debtor in Possession

                                            Title: President

                                            Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                   July 2002


Must be completed each month                                      Yes      No

1.   Have any assets been sold or transferred outside the         Yes
     normal course of business this reporting period? If yes, provide an explanation below.

     On July 31, 2002, Polaroid Corporation sold substantially all of its domestic assets and those of its domestic subsidiaries and the stock of its non-U.S. subsidiaries to One Equity Partners, LLP ("OEP") for a) $255.0 million in cash and b) common and preferred shares of stock that represented a 35% interest in the new company formed by OEP. The 1,076,923 common shares and 31,230 preferred shares received from OEP which are being held for the benefit of the unsecured creditors and have not been valued in the accompanying balance sheet information as of July 31, 2002. The asset purchase agreement was previously approved by the Bankruptcy Court. In connection with the sale, Polaroid Corporation changed its name to Primary PDC, Inc.


2.   Have any funds been disbursed from any account other                  No
     than a debtor in possession account this reporting period? If yes, provide an explanation below.

3.   Have all postpetition tax returns been timely filed? If      Yes(A)
     no, provide an explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and              Yes
     other necessary insurance coverages in effect? If no, provide an explanation below.

                                                                       Exhibit A
                                                                       ---------

                  POLAROID CORPORATION
            PROFESSIONAL FEE PAYMENT SUMMARY


                         VENDOR                         Nov, 2001  Dec, 2001  Jan, 2002  Feb, 2002  Mar, 2002    Apr, 2002
                         ------                         ---------  ---------  ---------  ---------  ---------    ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                       $965,791
Zolfo Cooper, LLC                                                                        $340,166     $225,000     $304,000
Arthur Andersen LLP                                                            $8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                  $335,796
Donlin, Recano & Company, Inc.                            $19,500                          $85,611     $25,000      $30,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                        $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                    $351,399                 $130,000
Groom Law Group
McShane                                                                                                              $9,666
Greenberg Traurig LLP
                                                      -----------------------------------------------------------------------
        TOTAL                                            $19,500         $0    $8,400     $777,176  $1,551,587     $738,134





                         VENDOR (Continued)             May, 2002   June, 2002    July, 2002
                         -------                        ---------   ----------    ----------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                     $552,209
Zolfo Cooper, LLC                                        $286,000       547,000     $256,834
Arthur Andersen LLP                                       $12,768
Evan Flaschen
KPMG LLP                                                 $320,269        14,953
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                $711,204
Donlin, Recano & Company, Inc.                            $55,000        98,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                             324,000     $214,532
Young Conaway Stargatt & Taylor LLP                                                       $0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.   $125,000       130,000     $378,601
Groom Law Group                                                         200,000
McShane                                                   $20,479
Greenberg Traurig LLP
                                                      ---------------------------------------
        TOTAL                                            $819,516    $1,313,953   $2,113,380


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Operations
For the period from October 12, 2001 through July 31, 2002
(in U.S. $'s)

                                                   Polaroid        Polaroid Latin    Polaroid Asia             Polaroid
                                                 Corporation        America Corp.     Pacific Ltd.  Inner City, Inc. Eyewear, Inc.

                                              -------------------------------------------------------------------------------------
Sales:  3rd party                                    382,818,823      12,139,192              -             (54)              -
Intercompany-US to Foreign                           187,832,547               -              -               -               -
Intercompany-Domestic Subs                             2,006,906               -              -               -               -
Intercompany-Foreign to US                                     -         437,404              -               -               -
Intercompany-Foreign Subs                                      -       2,504,817              -               -               -
Intercompany Royalty                                    (299,727)              -              -               -       1,220,893
                                              ------------------------------------------------------------------------------------
     TOTAL NET SALES                                 572,358,549      15,081,413              -             (54)      1,220,893

Cost of Sales:  3rd party                            363,920,132      11,498,927        211,751             (54)        461,361
          Intercompany                               145,397,763       2,910,429              -               -               -
          Intercompany Royalty                                 -               -              -               -               -
                                              ------------------------------------------------------------------------------------
      TOTAL COST OF SALES                            509,317,895      14,409,356        211,751             (54)        461,361

GROSS MARGIN                                          63,040,654         672,057       (211,751)              -         759,532

Operating Expenses:
          Marketing                                  110,653,841       3,409,427            535               -         288,487
          General & Administrative                    44,616,059               -              -           4,736               -
          Research & Engineering                      31,861,124               -              -               -               -
          Restructuring & Other                        1,310,669       1,143,806              -               -               -
          Severance                                    1,826,900          39,235              -               -               -
          Profit Sharing                               2,241,823               -              -               -               -
                                              ------------------------------------------------------------------------------------
     TOTAL EXPENSES                                  192,510,416       4,592,468            535           4,736         288,487

                                              ------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (129,469,762)     (3,920,411)      (212,286)         (4,736)        471,045

Other Income:
          Interest Income - 3rd party                          1              90              -               -               -
          Interest Income - Intercompany                 355,878               -              -               -               -
          Other Income - 3rd party                   (27,861,425)        260,603              -          (2,766)              -
          Other Income - Intercompany                109,439,357      22,293,073          6,248               -         160,801
          Interest Expense - 3rd party                  (376,196)         46,207              -               -               -
          Interest Expense - Intercompany                      -               -              -               -               -
                                              ------------------------------------------------------------------------------------
     NET OTHER INCOME                                 82,310,007      22,507,559          6,248          (2,766)        160,801

EXCHANGE GAIN/(LOSS)                                    (559,872)       (185,011)             -               -         115,186
                                              ------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE        (47,719,627)     18,402,137       (206,038)         (7,502)        747,032

         Loss on the sale to OEP                     265,797,251      25,258,988     10,701,863     (12,618,808)        320,649
         Other net reorganization expense             16,846,298          (7,309)             -               -               -
                                              ------------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                           282,643,549      25,251,679     10,701,863     (12,618,808)        320,649

INCOME TAX EXPENSE / (BENEFIT)                       (14,667,591)         83,178              -               -               -

                                              ------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                               (315,695,585)     (6,932,720)   (10,907,901)     12,611,306         426,383
                                              ====================================================================================

Table Continued


                                              Polaroid Digital    Polaroid ID       Polaroid         Sub Debt           PRD
                                               Solutions, Inc.   Systems, Inc.   Malaysia, Ltd.   Partners Corp.  Investment, Inc.

                                             --------------------------------------------------------------------------------------
Sales:  3rd party                                        983,217     12,126,062        1,068,435                -                -
Intercompany-US to Foreign                                     -         35,880                -                -                -
Intercompany-Domestic Subs                                     -              -                -                -                -
Intercompany-Foreign to US                                     -              -                -                -                -
Intercompany-Foreign Subs                                      -              -                -                -                -
Intercompany Royalty                                           -              -                -                -                -
                                             --------------------------------------------------------------------------------------
     TOTAL NET SALES                                     983,217     12,161,942        1,068,435                -                -

Cost of Sales:  3rd party                                 87,358      8,447,442          698,295                -                -
          Intercompany                                         -         28,607                -                -                -
          Intercompany Royalty                                 -              -                -                -                -
                                             --------------------------------------------------------------------------------------
      TOTAL COST OF SALES                                 87,358      8,476,049          698,295                -                -

GROSS MARGIN                                             895,859      3,685,893          370,140                -                -

Operating Expenses:
          Marketing                                    1,958,074        175,333          185,720                -                -
          General & Administrative                             -        359,204                -            1,090                -
          Research & Engineering                               -         65,491                -                -                -
          Restructuring & Other                                -              -                -                -                -
          Severance                                            -              -                -                -                -
          Profit Sharing                                       -              -                -                -                -
                                             --------------------------------------------------------------------------------------
     TOTAL EXPENSES                                    1,958,074        600,028          185,720            1,090                -

                                             --------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                       (1,062,215)     3,085,865          184,420           (1,090)               -

Other Income:
          Interest Income - 3rd party                          -              -                -                -                -
          Interest Income - Intercompany                       -              -           86,448                -                -
          Other Income - 3rd party                     4,817,483       (484,259)           3,990                -                -
          Other Income - Intercompany                          -        (16,781)         168,754                -                -
          Interest Expense - 3rd party                         -         14,469              289                -                -
          Interest Expense - Intercompany                      -              -                -                -                -
                                             --------------------------------------------------------------------------------------
     NET OTHER INCOME                                  4,817,483       (515,509)         258,903                -                -

EXCHANGE GAIN/(LOSS)                                           -              -            4,405                -                -
                                             --------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          3,755,268      2,570,356          447,728           (1,090)               -

         Loss on the sale to OEP                               -     42,424,639        4,832,725          519,460          649,706
        Other net reorganization expense                  (1,418)             -                -                -                -
                                             --------------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                                (1,418)    42,424,639        4,832,725          519,460          649,706

INCOME TAX EXPENSE / (BENEFIT)                                 -        106,229           84,911                -                -

                                             --------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  3,756,686    (39,960,512)      (4,469,908)        (520,550)        (649,706)
                                             ======================================================================================

Table Continued

                                                                                                                 Polaroid Asia
                                                  PRD        Polaroid Memorial      Polaroid                        Pacific
                                             Capital, Inc.       Drive LLC       Partners, Inc. Polint, Inc.  International, Inc.

                                             -------------------------------------------------------------------------------------
Sales:  3rd party                                         -                    -              -             -                   -
Intercompany-US to Foreign                                -                    -              -             -                   -
Intercompany-Domestic Subs                                -                    -              -             -                   -
Intercompany-Foreign to US                                -                    -              -             -                   -
Intercompany-Foreign Subs                                 -                    -              -             -                   -
Intercompany Royalty                                      -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------
     TOTAL NET SALES                                      -                    -              -             -                   -

Cost of Sales:  3rd party                                 -                    -              -             -                   -
          Intercompany                                    -                    -              -             -                   -
          Intercompany Royalty                            -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------
      TOTAL COST OF SALES                                 -                    -              -             -                   -

GROSS MARGIN                                              -                    -              -             -                   -

Operating Expenses:
          Marketing                                       -                    -              -             -                   -
          General & Administrative                        -                    -            586           467                  15
          Research & Engineering                          -                    -              -             -                   -
          Restructuring & Other                           -                    -              -             -                   -
          Severance                                       -                    -              -             -                   -
          Profit Sharing                                  -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------
     TOTAL EXPENSES                                       -                    -            586           467                  15

                                             -------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           -                    -           (586)         (467)                (15)

Other Income:
          Interest Income - 3rd party                     -                    -              -             -                   -
          Interest Income - Intercompany                  -                    -              -             -                   -
          Other Income - 3rd party                        -                    -              -             -                   -
          Other Income - Intercompany                     -                  500              -             -               3,774
          Interest Expense - 3rd party                    -                    -              -             -                   -
          Interest Expense - Intercompany                 -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------
     NET OTHER INCOME                                     -                  500              -             -               3,774

EXCHANGE GAIN/(LOSS)                                      -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             -                  500           (586)         (467)              3,759

         Loss on the sale to OEP                 29,199,103                    -           (536)       (2,424)             59,793
        Other net reorganization expense                  -                    -              -             -                   -
                                             -------------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                       29,199,103                    -           (536)       (2,424)             59,793

INCOME TAX EXPENSE / (BENEFIT)                            -                    -              -             -                   -

                                             -------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                           (29,199,103)                 500            (50)        1,957             (56,034)
                                             =====================================================================================

Table Continued


                                                           International     Mag Media,      Polaroid Eyewear     Polaroid Dry
                                             PMC, Inc.    Polaroid Corp.       Limited        Far East Inc.        Imaging LLC

                                             -------------------------------------------------------------------------------------
Sales:  3rd party                                      -                 -               -                    -                 -
Intercompany-US to Foreign                             -                 -               -                    -                 -
Intercompany-Domestic Subs                             -                 -               -                    -                 -
Intercompany-Foreign to US                             -                 -               -                    -                 -
Intercompany-Foreign Subs                              -                 -               -                    -                 -
Intercompany Royalty                                   -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------
     TOTAL NET SALES                                   -                 -               -                    -                 -

Cost of Sales:  3rd party                              -                 -               -                    -                 -
          Intercompany                                 -                 -               -                    -                 -
          Intercompany Royalty                         -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------
      TOTAL COST OF SALES                              -                 -               -                    -                 -

GROSS MARGIN                                           -                 -               -                    -                 -

Operating Expenses:
          Marketing                                    -                 -               -                    -                 -
          General & Administrative                   715                 -             467                    -                 -
          Research & Engineering                       -                 -               -                    -                 -
          Restructuring & Other                        -                 -               -                    -                 -
          Severance                                    -                 -               -                    -                 -
          Profit Sharing                               -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------
     TOTAL EXPENSES                                  715                 -             467                    -                 -

                                             -------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (715)                -            (467)                   -                 -

Other Income:
          Interest Income - 3rd party                  -                 -               -                    -                 -
          Interest Income - Intercompany               -                 -               -                    -                 -
          Other Income - 3rd party                     -                 -               -                    -                 -
          Other Income - Intercompany                  -                 -               -                    -                 -
          Interest Expense - 3rd party                 -                 -               -                    -                 -
          Interest Expense - Intercompany              -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------
     NET OTHER INCOME                                  -                 -               -                    -                 -

EXCHANGE GAIN/(LOSS)                                   -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (715)                -            (467)                   -                 -

         Loss on the sale to OEP              (1,226,153)          850,299     (10,217,031)                   -                 -
        Other net reorganization expense               -                 -               -                    -                 -
                                             -------------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                    (1,226,153)          850,299     (10,217,031)                   -                 -

INCOME TAX EXPENSE / (BENEFIT)                         -                 -               -                    -                 -

                                             -------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                          1,225,438          (850,299)     10,216,564                    -                 -
                                             =====================================================================================

Table Continued

                                                 Polaroid
                                                  Online
                                              Services, Inc.     Subtotal        US Adjustments     Eliminations       Total

                                             --------------------------------------------------------------------------------------
Sales:  3rd party                                           -     409,135,675                    -              -      409,135,675
Intercompany-US to Foreign                                  -     187,868,427                    -     (1,887,288)     185,981,139
Intercompany-Domestic Subs                                  -       2,006,906                    -     (2,006,906)               0
Intercompany-Foreign to US                                  -         437,404                    -       (437,404)               -
Intercompany-Foreign Subs                                   -       2,504,817                    -              -        2,504,817
Intercompany Royalty                                        -         921,166                    -              -          921,166
                                             --------------------------------------------------------------------------------------
     TOTAL NET SALES                                        -     602,874,395                    -     (4,331,598)     598,542,797

Cost of Sales:  3rd party                                   -     385,325,212              507,983     (1,465,358)     384,367,837
          Intercompany                                      -     148,336,799                    -      1,300,722      149,637,521
          Intercompany Royalty                              -               -                    -              -                -
                                             --------------------------------------------------------------------------------------
      TOTAL COST OF SALES                                   -     533,662,011              507,983       (164,636)     534,005,358

GROSS MARGIN                                                -      69,212,384             (507,983)    (4,166,962)      64,537,439

Operating Expenses:
          Marketing                                         -     116,671,417               11,970              -      116,683,387
          General & Administrative                          -      44,983,339                    -              -       44,983,339
          Research & Engineering                            -      31,926,615                    -              -       31,926,615
          Restructuring & Other                             -       2,454,475                    -         21,210        2,475,685
          Severance                                         -       1,866,135                    -         11,000        1,877,135
          Profit Sharing                                    -       2,241,823                    -              -        2,241,823
                                             --------------------------------------------------------------------------------------
     TOTAL EXPENSES                                         -     200,143,804               11,970         32,210      200,187,984

                                             --------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             -    (130,931,420)            (519,953)    (4,199,172)    (135,650,545)

Other Income:
          Interest Income - 3rd party                       -              91                    -              -               91
          Interest Income - Intercompany                    -         442,326                    -              -          442,326
          Other Income - 3rd party                          -     (23,266,374)                   -              -      (23,266,374)
          Other Income - Intercompany                       -     132,055,726                    -              -      132,055,726
          Interest Expense - 3rd party                      -        (315,231)                   -              -         (315,231)
          Interest Expense - Intercompany                   -               -                    -              -                -
                                             --------------------------------------------------------------------------------------
     NET OTHER INCOME                                       -     109,547,000                    -              -      109,547,000

EXCHANGE GAIN/(LOSS)                                        -        (625,292)                   -              -         (625,292)
                                             --------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               -     (22,009,712)            (519,953)    (4,199,172)     (26,728,837)

         Loss on the sale to OEP                            -     356,549,524                    -     (3,379,317)     353,170,207
        Other net reorganization expense                    -      16,837,571                    -              -       16,837,571
                                             --------------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                                  -     373,387,095                    -     (3,379,317)     370,007,778

INCOME TAX EXPENSE / (BENEFIT)                              -     (14,393,273)          (1,067,686)    (1,938,598)     (17,399,557)

                                             --------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                       -    (381,003,534)             547,733      1,118,743     (379,337,058)
                                             ======================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Operations
For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)
                                                  Polaroid    Polaroid Latin  Polaroid Asia                         Polaroid
                                                Corporation   America Corp.   Pacific Ltd.   Inner City, Inc.    Eyewear, Inc.

                                               ---------------------------------------------------------------------------------
Sales:  3rd party                                230,009,998     8,364,876            -             -                   -
Intercompany-US to Foreign                       140,334,167             -            -             -                   -
Intercompany-Domestic Subs                         1,954,127             -            -             -                   -
Intercompany-Foreign to US                                 -       436,454            -             -                   -
Intercompany-Foreign Subs                                  -     1,517,468            -             -                   -
Intercompany Royalty                              10,700,174             -            -             -           1,220,893
                                               ---------------------------------------------------------------------------------

     TOTAL NET SALES                             382,998,466    10,318,798            -             -           1,220,893

COS:  3rd party                                  207,731,715     7,843,633      181,178             -                   -
          Intercompany                           112,692,171     1,658,507            -             -                   -
          Intercompany Royalty                             -             -            -             -                   -
                                               ---------------------------------------------------------------------------------

      TOTAL COS                                  320,423,886     9,502,140      181,178             -                   -

GROSS MARGIN                                      62,574,580       816,658     (181,178)            -           1,220,893

Operating Expenses:
          Marketing                               59,658,978     1,897,543          535             -             148,486
          General & Administrative                30,419,469             -            -             -                   -
          Research & Engineering                  21,382,501             -            -             -                   -
          Restructuring & Other                    1,310,669     1,143,806            -             -                   -
          Severance                                        -        39,235            -             -                   -
          Profit Sharing                           3,069,057             -            -             -                   -
                                               ---------------------------------------------------------------------------------

     TOTAL EXPENSES                              115,840,674     3,080,584          535             -             148,486

                                               ---------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (53,266,094)   (2,263,926)    (181,713)            -           1,072,407

Other Income:
          Interest Income - 3rd party                      -             -            -             -                   -
          Interest Income - Intercompany             277,080             -            -             -                   -
          Other Income - 3rd party                 9,020,212       210,353            -        (2,766)                  -
          Other Income - Intercompany            110,476,845    22,293,073        6,248             -             160,801
          Interest Expense - 3rd party               452,981        25,440            -             -                   -
          Interest Expense - Intercompany                  -             -            -             -                   -
                                               ---------------------------------------------------------------------------------

     NET OTHER INCOME                            119,321,156    22,477,986        6,248        (2,766)            160,801

EXCHANGE GAIN/(LOSS)                              (1,957,052)     (159,709)           -             -             115,186
                                               ---------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE     64,098,010    20,054,351     (175,465)       (2,766)          1,348,394

         Loss on the sale to OEP                 265,797,251    25,258,988   10,701,863   (12,618,808)            320,649
        Other net reorganization expense          11,452,762        (5,823)           -             -                   -
                                               ---------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                       277,250,013    25,253,165   10,701,863   (12,618,808)            320,649

INCOME TAX EXPENSE / (BENEFIT)                    (9,765,728)            -            -             -                   -

                                               ---------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                            351,113,750    45,307,516   10,526,398   (12,621,574)          1,669,043
                                               =================================================================================

Table Continued

For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)
                                                 Polaroid Digital          Polaroid ID            Polaroid         Sub Debt
                                                 Solutions, Inc.          Systems, Inc.        Malaysia, Ltd.   Partners Corp.

                                               ---------------------------------------------------------------------------------
                                               ---------------------------------------------------------------------------------
Sales:  3rd party                                      (255,152)            2,460,879              645,541              -
Intercompany-US to Foreign                                    -                     -                    -              -
Intercompany-Domestic Subs                                    -                     -                    -              -
Intercompany-Foreign to US                                    -                     -                    -              -
Intercompany-Foreign Subs                                     -                     -                    -              -
Intercompany Royalty                                          -                     -                    -              -
                                               ---------------------------------------------------------------------------------

     TOTAL NET SALES                                   (255,152)            2,460,879              645,541              -

COS:  3rd party                                          19,790             1,677,397              437,983              -
          Intercompany                                        -                     -                    -              -
          Intercompany Royalty                                -                     -                    -              -
                                               ---------------------------------------------------------------------------------

      TOTAL COS                                          19,790             1,677,397              437,983              -

GROSS MARGIN                                           (274,942)              783,482              207,558              -

Operating Expenses:
          Marketing                                     786,093                     -              141,962              -
          General & Administrative                            -               359,204                    -          1,090
          Research & Engineering                              -                     -                    -              -
          Restructuring & Other                               -                     -                    -              -
          Severance                                           -                     -                    -              -
          Profit Sharing                                      -                     -                    -              -
                                               ---------------------------------------------------------------------------------

     TOTAL EXPENSES                                     786,093               359,204              141,962          1,090

                                               ---------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                      (1,061,035)              424,278               65,596         (1,090)

Other Income:
          Interest Income - 3rd party                         -                     -                    -              -
          Interest Income - Intercompany                      -                     -               54,257              -
          Other Income - 3rd party                    4,817,483              (294,102)               3,990              -
          Other Income - Intercompany                         -                     -              168,754              -
          Interest Expense - 3rd party                        -                     -                  212              -
          Interest Expense - Intercompany                     -                     -                    -              -
                                               ---------------------------------------------------------------------------------

     NET OTHER INCOME                                 4,817,483              (294,102)             226,789              -

EXCHANGE GAIN/(LOSS)                                          -                     -              (12,302)             -
                                               ---------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE         3,756,448               130,176              280,083         (1,090)

         Loss on the sale to OEP                              -            42,424,639            4,832,725        519,460
         Other net reorganization expense                  (393)                    -                    -              -
                                               ---------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                                 (393)           42,424,639            4,832,725        519,460

INCOME TAX EXPENSE / (BENEFIT)                                -                     -               36,207              -

                                               ---------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                 3,756,055            42,554,815            5,076,601        518,370
                                               =================================================================================
Table Continued

For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)
                                                         PRD                PRD      Polaroid Memorial          Polaroid
                                                   Investment, Inc.     Capital, Inc.     Drive LLC           Partners, Inc.

                                               -------------
                                               ---------------------------------------------------------------------------------
Sales:  3rd party                                         -                  -                   -                -
Intercompany-US to Foreign                                -                  -                   -                -
Intercompany-Domestic Subs                                -                  -                   -                -
Intercompany-Foreign to US                                -                  -                   -                -
Intercompany-Foreign Subs                                 -                  -                   -                -
Intercompany Royalty                                      -                  -                   -                -
                                               ---------------------------------------------------------------------------------

     TOTAL NET SALES                                      -                  -                   -                -

COS:  3rd party                                           -                  -                   -                -
          Intercompany                                    -                  -                   -                -
          Intercompany Royalty                            -                  -                   -                -
                                               ---------------------------------------------------------------------------------

      TOTAL COS                                           -                  -                   -                -

GROSS MARGIN                                              -                  -                   -                -

Operating Expenses:
          Marketing                                       -                  -                   -                -
          General & Administrative                        -                  -                   -              586
          Research & Engineering                          -                  -                   -                -
          Restructuring & Other                           -                  -                   -                -
          Severance                                       -                  -                   -                -
          Profit Sharing                                  -                  -                   -                -
                                               ---------------------------------------------------------------------------------

     TOTAL EXPENSES                                       -                  -                   -              586

                                               ---------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           -                  -                   -             (586)

Other Income:
          Interest Income - 3rd party                     -                  -                   -                -
          Interest Income - Intercompany                  -                  -                   -                -
          Other Income - 3rd party                        -                  -                   -                -
          Other Income - Intercompany                     -                  -                 500                -
          Interest Expense - 3rd party                    -                  -                   -                -
          Interest Expense - Intercompany                 -                  -                   -                -
                                               ---------------------------------------------------------------------------------

     NET OTHER INCOME                                     -                  -                 500                -

EXCHANGE GAIN/(LOSS)                                      -                  -                   -                -
                                               ---------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             -                  -                 500             (586)

         Loss on the sale to OEP                    649,706         29,199,103                   -             (536)
         Other net reorganization expense                 -                  -                   -                -
                                               ---------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                          649,706         29,199,103                   -             (536)

INCOME TAX EXPENSE / (BENEFIT)                            -                  -                   -                -

                                               ---------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                               649,706         29,199,103                 500           (1,122)
                                               =================================================================================
Table Continued

For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)                                                   Polaroid Asia
                                                                     Pacific                         International      Mag Media,
                                                 Polint, Inc.    International, Inc.    PMC, Inc.    Polaroid Corp.      Limited


                                               -----------------------------------------------------------------------------------
Sales:  3rd party                                      -                  -                 -                -                 -
Intercompany-US to Foreign                             -                  -                 -                -                 -
Intercompany-Domestic Subs                             -                  -                 -                -                 -
Intercompany-Foreign to US                             -                  -                 -                -                 -
Intercompany-Foreign Subs                              -                  -                 -                -                 -
Intercompany Royalty                                   -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------

     TOTAL NET SALES                                   -                  -                 -                -                 -

COS:  3rd party                                        -                  -                 -                -                 -
          Intercompany                                 -                  -                 -                -                 -
          Intercompany Royalty                         -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------

      TOTAL COS                                        -                  -                 -                -                 -

GROSS MARGIN                                           -                  -                 -                -                 -

Operating Expenses:
          Marketing                                    -                  -                 -                -                 -
          General & Administrative                   467                 15               715                -               467
          Research & Engineering                       -                  -                 -                -                 -
          Restructuring & Other                        -                  -                 -                -                 -
          Severance                                    -                  -                 -                -                 -
          Profit Sharing                               -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------

     TOTAL EXPENSES                                  467                 15               715                -               467

                                               -----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (467)               (15)             (715)               -              (467)

Other Income:
          Interest Income - 3rd party                  -                  -                 -                -                 -
          Interest Income - Intercompany               -                  -                 -                -                 -
          Other Income - 3rd party                     -                  -                 -                -                 -
          Other Income - Intercompany                  -              3,774                 -                -                 -
          Interest Expense - 3rd party                 -                  -                 -                -                 -
          Interest Expense - Intercompany              -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------

     NET OTHER INCOME                                  -              3,774                 -                -                 -

EXCHANGE GAIN/(LOSS)                                   -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (467)             3,759              (715)               -              (467)

         Loss on the sale to OEP                  (2,424)            59,793        (1,226,153)         850,299       (10,217,031)
         Other net reorganization expense              -                  -                 -                -                 -
                                               -----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                        (2,424)            59,793        (1,226,153)         850,299       (10,217,031)

INCOME TAX EXPENSE / (BENEFIT)                         -                  -                 -                -                 -

                                               -----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                             (2,891)            63,552        (1,226,868)         850,299       (10,217,498)
                                               ===================================================================================
Table Continued

For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)                                                                                           Polaroid
                                                     Polaroid Eyewear          Polaroid Dry              Online
                                                       Far East Inc.            Imaging LLC           Services, Inc.


                                               -----------------------------------------------------------------------
Sales:  3rd party                                            -                       -                       -
Intercompany-US to Foreign                                   -                       -                       -
Intercompany-Domestic Subs                                   -                       -                       -
Intercompany-Foreign to US                                   -                       -                       -
Intercompany-Foreign Subs                                    -                       -                       -
Intercompany Royalty                                         -                       -                       -
                                               -----------------------------------------------------------------------

     TOTAL NET SALES                                         -                       -                       -

COS:  3rd party                                              -                       -                       -
          Intercompany                                       -                       -                       -
          Intercompany Royalty                               -                       -                       -
                                               -----------------------------------------------------------------------

      TOTAL COS                                              -                       -                       -

GROSS MARGIN                                                 -                       -                       -

Operating Expenses:
          Marketing                                          -                       -                       -
          General & Administrative                           -                       -                       -
          Research & Engineering                             -                       -                       -
          Restructuring & Other                              -                       -                       -
          Severance                                          -                       -                       -
          Profit Sharing                                     -                       -                       -
                                               -----------------------------------------------------------------------

     TOTAL EXPENSES                                          -                       -                       -

                                               -----------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                              -                       -                       -

Other Income:
          Interest Income - 3rd party                        -                       -                       -
          Interest Income - Intercompany                     -                       -                       -
          Other Income - 3rd party                           -                       -                       -
          Other Income - Intercompany                        -                       -                       -
          Interest Expense - 3rd party                       -                       -                       -
          Interest Expense - Intercompany                    -                       -                       -
                                               -----------------------------------------------------------------------

     NET OTHER INCOME                                        -                       -                       -

EXCHANGE GAIN/(LOSS)                                         -                       -                       -
                                               -----------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                -                       -                       -

         Loss on the sale to OEP                             -                       -                       -
         Other net reorganization expense                    -                       -                       -
                                               -----------------------------------------------------------------------
NET REORGANIZATION EXPENSE                                   -                       -                       -

INCOME TAX EXPENSE / (BENEFIT)                               -                       -                       -

                                               -----------------------------------------------------------------------
NET EARNINGS / (LOSS)                                        -                       -                       -
                                               =======================================================================
Table Continued

For the period from January 1, 2002 through July 31, 2002
(in U.S. $'s)

                                                      Subtotal          US Adjustments          Eliminations            Total


                                               ----------------------------------------------------------------------------------
Sales:  3rd party                                    241,226,142                 -                     -             241,226,142
Intercompany-US to Foreign                           140,334,167                 -            (1,287,688)            139,046,479
Intercompany-Domestic Subs                             1,954,127                 -            (1,954,127)                      -
Intercompany-Foreign to US                               436,454                 -              (436,454)                      -
Intercompany-Foreign Subs                              1,517,468                 -                     -               1,517,468
Intercompany Royalty                                  11,921,067                 -                     -              11,921,067
                                               ----------------------------------------------------------------------------------

     TOTAL NET SALES                                 397,389,425                 -            (3,678,269)            393,711,156

COS:  3rd party                                      217,891,696                 -            (1,465,358)            216,426,338
          Intercompany                               114,350,678                 -             2,233,989             116,584,667
          Intercompany Royalty                                 -                 -                     -                       -
                                               ----------------------------------------------------------------------------------

      TOTAL COS                                      332,242,374                 -               768,631             333,011,005

GROSS MARGIN                                          65,147,051                 -            (4,446,900)             60,700,151

Operating Expenses:
          Marketing                                   62,633,597                 -                     -              62,633,597
          General & Administrative                    30,782,013                 -                     -              30,782,013
          Research & Engineering                      21,382,501                 -                     -              21,382,501
          Restructuring & Other                        2,454,475                 -                21,210               2,475,685
          Severance                                       39,235                 -               (35,000)                  4,235
          Profit Sharing                               3,069,057                 -                     -               3,069,057
                                               ----------------------------------------------------------------------------------

     TOTAL EXPENSES                                  120,360,878                 -               (13,790)            120,347,088

                                               ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                      (55,213,827)                -            (4,433,110)            (59,646,937)

Other Income:
          Interest Income - 3rd party                          -                 -                     -                       -
          Interest Income - Intercompany                 331,337                 -                     -                 331,337
          Other Income - 3rd party                    13,755,170                 -                     -              13,755,170
          Other Income - Intercompany                133,109,995                 -                     -             133,109,995
          Interest Expense - 3rd party                   478,633                 -                     -                 478,633
          Interest Expense - Intercompany                      -                 -                     -                       -
                                               ----------------------------------------------------------------------------------

     NET OTHER INCOME                                146,717,869                 -                     -             146,717,869

EXCHANGE GAIN/(LOSS)                                  (2,013,877)                -                     -              (2,013,877)
                                               ----------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE         89,490,165                 -            (4,433,110)             85,057,055

         Loss on the sale to OEP                     356,549,524                 -            (3,379,317)            353,170,207
         Other net reorganization expense             11,446,546                 -                                    11,446,546
                                               ----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                           367,996,070                 -            (3,379,317)            364,616,753

INCOME TAX EXPENSE / (BENEFIT)                        (9,729,521)                -            (1,645,353)            (11,374,874)

                                               ----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                467,215,755                 -               591,560            (268,184,824)
                                               ==================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Operations
For the period from June 30, 2002 through July 31, 2002

(in U.S. $'s)
                                                  Polaroid      Polaroid Latin      Polaroid Asia                     Polaroid
                                                 Corporation     America Corp.      Pacific Ltd.   Inner City, Inc.  Eyewear, Inc.

                                               -----------------------------------------------------------------------------------
Sales:  3rd party                                 23,195,359         885,930               -                 -               -
Intercompany-US to Foreign                        20,733,857               -               -                 -               -
Intercompany-Domestic Subs                           332,669               -               -                 -               -
Intercompany-Foreign to US                                 -         430,674               -                 -               -
Intercompany-Foreign Subs                                  -          24,778               -                 -               -
Intercompany Royalty                               2,118,832               -               -                 -       1,220,893
                                               -----------------------------------------------------------------------------------

     TOTAL NET SALES                              46,380,717       1,341,382               -                 -       1,220,893

COS:  3rd party                                   23,114,603         754,130          41,619                 -               -
          Intercompany                            17,024,744         497,295               -                 -               -
          Intercompany Royalty                             -               -               -                 -               -
                                               -----------------------------------------------------------------------------------
      TOTAL COS                                   40,139,347       1,251,425          41,619                 -               -

GROSS MARGIN                                       6,241,370          89,957         (41,619)                -       1,220,893

Operating Expenses:
          Marketing                                6,322,523         206,355               -                 -               -
          General & Administrative                 1,616,998               -               -                 -               -
          Research & Engineering                   3,225,625               -               -                 -               -
          Restructuring & Other                            -           5,457               -                 -               -
          Severance                                        -           5,823               -                 -               -
          Profit Sharing                                   -               -               -                 -               -
                                               -----------------------------------------------------------------------------------
     TOTAL EXPENSES                               11,165,146         217,635               -                 -               -

                                               -----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                   (4,923,776)       (127,678)        (41,619)                -       1,220,893

Other Income:
          Interest Income - 3rd party                      -               -               -                 -               -
          Interest Income - Intercompany              81,648               -               -                 -               -
          Other Income - 3rd party                 2,618,935         184,785               -               450               -
          Other Income - Intercompany            110,604,946      22,232,923           6,248                 -         160,801
          Interest Expense - 3rd party                44,515           1,246               -                 -               -
          Interest Expense - Intercompany                  -               -               -                 -               -
                                               -----------------------------------------------------------------------------------
     NET OTHER INCOME                            113,261,014      22,416,462           6,248               450         160,801

EXCHANGE GAIN/(LOSS)                                 468,153        (175,860)              -                 -         250,556
                                               -----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE    108,805,391      22,112,924         (35,371)              450       1,632,250

         Loss on the sale to OEP                 265,797,251      25,258,988      10,701,863       (12,618,808)        320,649
         Other net reorganization expense          3,325,052          (4,726)              -                 -               -
                                               -----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                       269,122,303      25,254,262      10,701,863       (12,618,808)        320,649

INCOME TAX EXPENSE / (BENEFIT)                    (9,913,887)              -               -                 -               -

                                               -----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                           (150,403,025)     (3,141,338)    (10,737,234)       12,619,258       1,311,601
                                               ===================================================================================


Table Continued

For the period from June 30, 2002 through July 31, 2002

(in U.S. $'s)
                                                 Polaroid Digital       Polaroid ID        Polaroid           Sub Debt
                                                   Solutions, Inc.      Systems, Inc.    Malaysia, Ltd.     Partners Corp.

                                               -----------------------------------------------------------------------------
Sales:  3rd party                                              -           319,331            77,823                   -
Intercompany-US to Foreign                                     -                 -                 -                   -
Intercompany-Domestic Subs                                     -                 -                 -                   -
Intercompany-Foreign to US                                     -                 -                 -                   -
Intercompany-Foreign Subs                                      -                 -                 -                   -
Intercompany Royalty                                           -                 -                 -                   -
                                               -----------------------------------------------------------------------------

     TOTAL NET SALES                                           -           319,331            77,823                   -

COS:  3rd party                                                -           100,643            57,770                   -
          Intercompany                                         -                 -                 -                   -
          Intercompany Royalty                                 -                 -                 -                   -
                                               -----------------------------------------------------------------------------
      TOTAL COS                                                -           100,643            57,770                   -

GROSS MARGIN                                                   -           218,688            20,053                   -

Operating Expenses:
          Marketing                                            -                 -            20,184                   -
          General & Administrative                             -            46,465                 -                   -
          Research & Engineering                               -                 -                 -                   -
          Restructuring & Other                                -                 -                 -                   -
          Severance                                            -                 -                 -                   -
          Profit Sharing                                       -                 -                 -                   -
                                               -----------------------------------------------------------------------------
     TOTAL EXPENSES                                            -            46,465            20,184                   -

                                               -----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                -           172,223              (131)                  -

Other Income:
          Interest Income - 3rd party                          -                 -                 -                   -
          Interest Income - Intercompany                       -                 -             3,408                   -
          Other Income - 3rd party                             -            40,415             3,974                   -
          Other Income - Intercompany                          -                 -           168,754                   -
          Interest Expense - 3rd party                         -                 -                40                   -
          Interest Expense - Intercompany                      -                 -                 -                   -
                                               -----------------------------------------------------------------------------
     NET OTHER INCOME                                          -            40,415           176,096                   -

EXCHANGE GAIN/(LOSS)                                           -                 -            (4,002)                  -
                                               -----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                  -           212,638           171,963                   -

         Loss on the sale to OEP                               -        42,424,639         4,832,725             519,460
         Other net reorganization expense                      -                 -                 -                   -
                                               -----------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                                     -        42,424,639         4,832,725             519,460

INCOME TAX EXPENSE / (BENEFIT)                                 -                 -             2,822                   -

                                               -----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                          -       (42,212,001)       (4,663,584)           (519,460)
                                               =============================================================================

Table Continued

For the period from June 30, 2002 through July 31, 2002

(in U.S. $'s)
                                                      PRD             PRD         Polaroid Memorial      Polaroid
                                                Investment, Inc.  Capital, Inc.        Drive LLC       Partners, Inc. Polint, Inc.

                                               -----------------------------------------------------------------------------------
Sales:  3rd party                                          -              -                     -              -            -
Intercompany-US to Foreign                                 -              -                     -              -            -
Intercompany-Domestic Subs                                 -              -                     -              -            -
Intercompany-Foreign to US                                 -              -                     -              -            -
Intercompany-Foreign Subs                                  -              -                     -              -            -
Intercompany Royalty                                       -              -                     -              -            -
                                               -----------------------------------------------------------------------------------

     TOTAL NET SALES                                       -              -                     -              -            -

COS:  3rd party                                            -              -                     -              -            -
          Intercompany                                     -              -                     -              -            -
          Intercompany Royalty                             -              -                     -              -            -
                                               -----------------------------------------------------------------------------------
      TOTAL COS                                            -              -                     -              -            -

GROSS MARGIN                                               -              -                     -              -            -

Operating Expenses:
          Marketing                                        -              -                     -              -            -
          General & Administrative                         -              -                     -              -            -
          Research & Engineering                           -              -                     -              -            -
          Restructuring & Other                            -              -                     -              -            -
          Severance                                        -              -                     -              -            -
          Profit Sharing                                   -              -                     -              -            -
                                               -----------------------------------------------------------------------------------
     TOTAL EXPENSES                                        -              -                     -              -            -

                                               -----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                            -              -                     -              -            -

Other Income:
          Interest Income - 3rd party                      -              -                     -              -            -
          Interest Income - Intercompany                   -              -                     -              -            -
          Other Income - 3rd party                         -              -                     -              -            -
          Other Income - Intercompany                      -              -                   500              -            -
          Interest Expense - 3rd party                     -              -                     -              -            -
          Interest Expense - Intercompany                  -              -                     -              -            -
                                               -----------------------------------------------------------------------------------
     NET OTHER INCOME                                      -              -                   500              -            -

EXCHANGE GAIN/(LOSS)                                       -              -                     -              -            -
                                               -----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE              -              -                   500              -            -

         Loss on the sale to OEP                     649,706     29,199,103                     -           (536)      (2,424)
        Other net reorganization expense                   -              -                     -              -            -
                                               -----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                           649,706     29,199,103                     -           (536)      (2,424)

INCOME TAX EXPENSE / (BENEFIT)                             -              -                     -              -            -

                                               -----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                               (649,706)   (29,199,103)                  500            536        2,424
                                               ===================================================================================

Table Continued

For the period from June 30, 2002 through July 31, 2002

(in U.S. $'s)                                      Polaroid Asia
                                                     Pacific                       International    Mag Media, Polaroid Eyewear
                                                International, Inc.   PMC, Inc.    Polaroid Corp.     Limited    Far East Inc.

                                               ----------------------------------------------------------------------------------
Sales:  3rd party                                             -            -                 -              -               -
Intercompany-US to Foreign                                    -            -                 -              -               -
Intercompany-Domestic Subs                                    -            -                 -              -               -
Intercompany-Foreign to US                                    -            -                 -              -               -
Intercompany-Foreign Subs                                     -            -                 -              -               -
Intercompany Royalty                                          -            -                 -              -               -
                                               ----------------------------------------------------------------------------------

     TOTAL NET SALES                                          -            -                 -              -               -

COS:  3rd party                                               -            -                 -              -               -
          Intercompany                                        -            -                 -              -               -
          Intercompany Royalty                                -            -                 -              -               -
                                               ----------------------------------------------------------------------------------
      TOTAL COS                                               -            -                 -              -               -

GROSS MARGIN                                                  -            -                 -              -               -

Operating Expenses:
          Marketing                                           -            -                 -              -               -
          General & Administrative                            -            -                 -              -               -
          Research & Engineering                              -            -                 -              -               -
          Restructuring & Other                               -            -                 -              -               -
          Severance                                           -            -                 -              -               -
          Profit Sharing                                      -            -                 -              -               -
                                               ----------------------------------------------------------------------------------
     TOTAL EXPENSES                                           -            -                 -              -               -

                                               ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               -            -                 -              -               -

Other Income:
          Interest Income - 3rd party                         -            -                 -              -               -
          Interest Income - Intercompany                      -            -                 -              -               -
          Other Income - 3rd party                            -            -                 -              -               -
          Other Income - Intercompany                     3,774            -                 -              -               -
          Interest Expense - 3rd party                        -            -                 -              -               -
          Interest Expense - Intercompany                     -            -                 -              -               -
                                               ----------------------------------------------------------------------------------
     NET OTHER INCOME                                     3,774            -                 -              -               -

EXCHANGE GAIN/(LOSS)                                          -            -                 -              -               -
                                               ----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             3,774            -                 -              -               -

         Loss on the sale to OEP                         59,793   (1,226,153)          850,299    (10,217,031)              -
         Other net reorganization expense                     -            -                 -              -               -
                                               ----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                               59,793   (1,226,153)          850,299    (10,217,031)              -

INCOME TAX EXPENSE / (BENEFIT)                                -            -                 -              -               -

                                               ----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                   (56,019)   1,226,153          (850,299)    10,217,031               -
                                               ==================================================================================

Table Continued

For the period from June 30, 2002 through July 31, 2002

(in U.S. $'s)                                                 Polaroid
                                               Polaroid Dry    Online
                                                Imaging LLC Services, Inc.   Subtotal  US Adjustments  Eliminations     Total

                                               ----------------------------------------------------------------------------------
Sales:  3rd party                                      -             -      24,478,443         -               -      24,478,443
Intercompany-US to Foreign                             -             -      20,733,857         -        (201,823)     20,532,034
Intercompany-Domestic Subs                             -             -         332,669         -        (332,669)              -
Intercompany-Foreign to US                             -             -         430,674         -        (430,674)              -
Intercompany-Foreign Subs                              -             -          24,778         -               -          24,778
Intercompany Royalty                                   -             -       3,339,725         -               -       3,339,725
                                               --------------------------------------------------                ----------------
                                                                                                 ----------------
     TOTAL NET SALES                                   -             -      49,340,146         -        (965,166)     48,374,980

COS:  3rd party                                        -             -      24,068,765         -        (325,076)     23,743,689
          Intercompany                                 -             -      17,522,039         -         903,028      18,425,067
          Intercompany Royalty                         -             -               -         -               -               -
                                               ----------------------------------------------------------------------------------
      TOTAL COS                                        -             -      41,590,804         -         577,952      42,168,756

GROSS MARGIN                                           -             -       7,749,342         -      (1,543,118)      6,206,224

Operating Expenses:
          Marketing                                    -             -       6,549,062         -               -       6,549,062
          General & Administrative                     -             -       1,663,463         -               -       1,663,463
          Research & Engineering                       -             -       3,225,625         -               -       3,225,625
          Restructuring & Other                        -             -           5,457         -          (5,457)              -
          Severance                                    -             -           5,823         -               -           5,823
          Profit Sharing                               -             -               -         -               -               -
                                               ----------------------------------------------------------------------------------
     TOTAL EXPENSES                                    -             -      11,449,430         -          (5,457)     11,443,973

                                               ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        -             -      (3,700,088)        -      (1,537,661)     (5,237,749)

Other Income:
          Interest Income - 3rd party                  -             -               -         -               -               -
          Interest Income - Intercompany               -             -          85,056         -               -          85,056
          Other Income - 3rd party                     -             -       2,848,559         -               -       2,848,559
          Other Income - Intercompany                  -             -     133,177,946         -               -     133,177,946
          Interest Expense - 3rd party                 -             -          45,801         -               -          45,801
          Interest Expense - Intercompany              -             -               -         -               -               -
                                               ----------------------------------------------------------------------------------
     NET OTHER INCOME                                  -             -     136,065,760         -               -     136,065,760

EXCHANGE GAIN/(LOSS)                                   -             -         538,847         -               -         538,847
                                               ----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          -             -     132,904,519         -      (1,537,661)    131,366,858

         Loss on the sale to OEP                       -             -     356,549,524         -      (3,379,317)    353,170,207
         Other net reorganization expense              -             -       3,320,326         -               -       3,320,326
                                               ----------------------------------------------------------------------------------
NET REORGANIZATION EXPENSE                             -             -     359,869,850         -      (3,379,317)    356,490,533

INCOME TAX EXPENSE / (BENEFIT)                         -             -      (9,911,065)        -        (570,954)    (10,482,019)

                                               ----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  -             -    (217,054,266)        -       2,412,610    (214,641,656)
                                               ==================================================================================


CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of July 31, 2002
(in U.S. $'s)



ASSETS
------
TOTAL CASH                                                 18,756,669

NET RECEIVABLES - THIRD PARTY                               1,852,421
NET RECEIVABLES - INTERCOMPANY                                      -
NET INVENTORIES                                                     -
TOTAL PREPAID EXPENSES                                              -

                                                  --------------------
TOTAL CURRENT ASSETS                                       20,609,090
                                                  --------------------

NET FIXED ASSETS                                                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                           -
OTHER NONCURRENT ASSETS                                       462,226

TOTAL NON-CURRENT ASSETS                                      462,226

                                                  --------------------
TOTAL ASSETS                                               21,071,316
                                                  ====================


LIABILITIES
-----------
POST-PETITION NOTES                                                 -
POST-PETITION PAYABLES - THIRD PARTY                        7,389,000
POST-PETITION PAYABLES - INTERCOMPANY                               -
TOTAL POST-PETITION ACCRUALS                                1,514,792

                                                  --------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     8,903,792

TOTAL POST-PETITION NON-CURRENT LIABILITIES                         -

TOTAL PREPETITION  LIABILITIES                            860,978,847

                                                  --------------------
TOTAL LIABILITIES                                         869,882,639

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   (848,811,323)

                                                  --------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     21,071,316
                                                  ====================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of July 31, 2002
(in U.S. $'s)

                                                 Polaroid       Polaroid Latin    Polaroid Asia                       Polaroid
                                               Corporation       America Corp.     Pacific Ltd.   Inner City, Inc.  Eyewear, Inc.
ASSETS
------
TOTAL CASH                                       18,756,669            -                -                -               -

NET RECEIVABLES - THIRD PARTY                     1,852,421            -                -                -               -
NET RECEIVABLES - INTERCOMPANY                            -            -                -                -               -
NET INVENTORIES                                           -            -                -                -               -
TOTAL PREPAID EXPENSES                                    -            -                -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             20,609,090            -                -                -               -
                                            --------------------------------------------------------------------------------------

NET FIXED ASSETS                                          -            -                -                -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES        78,611,939            -                -                -               -
OTHER NONCURRENT ASSETS                             462,226            -                -                -               -

TOTAL NON-CURRENT ASSETS                         79,074,165            -                -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL ASSETS                                     99,683,255            -                -                -               -
                                            ======================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                       -            -                -                -               -
POST-PETITION PAYABLES - THIRD PARTY              7,389,000            -                -                -               -
POST-PETITION PAYABLES - INTERCOMPANY                     -            -                -                -               -
TOTAL POST-PETITION ACCRUALS                      1,514,792            -                -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES           8,903,792            -                -                -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES               -            -                -                -               -

TOTAL PREPETITION  LIABILITIES                  859,600,046      202,165           64,705           77,106               -

                                            --------------------------------------------------------------------------------------
TOTAL LIABILITIES                               868,503,838      202,165           64,705           77,106               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)         (768,820,583)    (202,165)         (64,705)         (77,106)              -

                                            --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)           99,683,255            0                -                -               -
                                            ======================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)

                                             Polaroid Digital     Polaroid ID        Polaroid        Sub Debt           PRD
                                             Solutions, Inc.     Systems, Inc.    Malaysia, Ltd.  Partners Corp. Investment, Inc.
ASSETS
------
TOTAL CASH                                           -                 -                 -                -               -

NET RECEIVABLES - THIRD PARTY                        -                 -                 -                -               -
NET RECEIVABLES - INTERCOMPANY                       -                 -                 -                -               -
NET INVENTORIES                                      -                 -                 -                -               -
TOTAL PREPAID EXPENSES                               -                 -                 -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 -                 -                 -                -               -
                                            --------------------------------------------------------------------------------------

NET FIXED ASSETS                                     -                 -                 -                -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES            -                 -                 -                -               -
OTHER NONCURRENT ASSETS                              -                 -                 -                -               -

TOTAL NON-CURRENT ASSETS                             -                 -                 -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL ASSETS                                         -                 -                 -                -               -
                                            ======================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                  -                 -                 -                -               -
POST-PETITION PAYABLES - THIRD PARTY                 -                 -                 -                -               -
POST-PETITION PAYABLES - INTERCOMPANY                -                 -                 -                -               -
TOTAL POST-PETITION ACCRUALS                         -                 -                 -                -               -

                                            --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES              -                 -                 -                -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES          -                 -                 -                -               -

TOTAL PREPETITION  LIABILITIES                       -           828,812           199,078              673               -

                                            --------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    -           828,812           199,078              673               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)               -          (828,812)         (199,078)            (673)              -

                                            --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               -                 -                 -                -               -
                                            ======================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)
                                                                                                                 Polaroid Asia
                                                    PRD       Polaroid Memorial    Polaroid                         Pacific
                                               Capital, Inc.     Drive LLC       Partners, Inc. Polint, Inc.  International, Inc.
ASSETS

TOTAL CASH                                           -               -               -              -                    -

NET RECEIVABLES - THIRD PARTY                        -               -               -              -                    -
NET RECEIVABLES - INTERCOMPANY                       -               -               -              -                    -
NET INVENTORIES                                      -               -               -              -                    -
TOTAL PREPAID EXPENSES                               -               -               -              -                    -

                                            -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 -               -               -              -                    -
                                            -------------------------------------------------------------------------------------

NET FIXED ASSETS                                     -               -               -              -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES            -               -               -              -                    -
OTHER NONCURRENT ASSETS                              -               -               -              -                    -

TOTAL NON-CURRENT ASSETS                             -               -               -              -                    -

                                            -------------------------------------------------------------------------------------
TOTAL ASSETS                                         -               -               -              -                    -
                                            =====================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                  -               -               -              -                    -
POST-PETITION PAYABLES - THIRD PARTY                 -               -               -              -                    -
POST-PETITION PAYABLES - INTERCOMPANY                -               -               -              -                    -
TOTAL POST-PETITION ACCRUALS                         -               -               -              -                    -

                                            -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES              -               -               -              -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITIES          -               -               -              -                    -

TOTAL PREPETITION  LIABILITIES                       -               -               -              -                6,034

                                            -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    -               -               -              -                6,034

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)               -               -               -              -               (6,034)

                                            -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               -               -               -              -                    -
                                            =====================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)

                                                               International     Mag Media,     Polaroid Eyewear    Polaroid Dry
                                                PMC, Inc.     Polaroid Corp.      Limited        Far East Inc.       Imaging LLC
ASSETS
------
TOTAL CASH                                         -                 -              -                    -               -

NET RECEIVABLES - THIRD PARTY                      -                 -              -                    -               -
NET RECEIVABLES - INTERCOMPANY                     -                 -              -                    -               -
NET INVENTORIES                                    -                 -              -                    -               -
TOTAL PREPAID EXPENSES                             -                 -              -                    -               -

                                            -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               -                 -              -                    -               -
                                            -------------------------------------------------------------------------------------

NET FIXED ASSETS                                   -                 -              -                    -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES          -                 -              -                    -               -
OTHER NONCURRENT ASSETS                            -                 -              -                    -               -

TOTAL NON-CURRENT ASSETS                           -                 -              -                    -               -

                                            -------------------------------------------------------------------------------------
TOTAL ASSETS                                       -                 -              -                    -               -
                                            =====================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                -                 -              -                    -               -
POST-PETITION PAYABLES - THIRD PARTY               -                 -              -                    -               -
POST-PETITION PAYABLES - INTERCOMPANY              -                 -              -                    -               -
TOTAL POST-PETITION ACCRUALS                       -                 -              -                    -               -

                                            -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES            -                 -              -                    -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES        -                 -              -                    -               -

TOTAL PREPETITION  LIABILITIES                   228                 -              -                    -               -

                                            -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                228                 -              -                    -               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)          (228)                -              -                    -               -

                                            -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)             -                 -              -                    -               -
                                            =====================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)
                                               Polaroid
                                                Online
                                            Services, Inc.    Subtotal        US Adjustments     Eliminations          Total
ASSETS
------
TOTAL CASH                                        -          18,756,669                -                  -        18,756,669

NET RECEIVABLES - THIRD PARTY                     -           1,852,421                -                  -         1,852,421
NET RECEIVABLES - INTERCOMPANY                    -                   -                -                  -                 -
NET INVENTORIES                                   -                   -                -                  -                 -
TOTAL PREPAID EXPENSES                            -                   -                -                  -                 -

                                            ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              -          20,609,090                -                  -        20,609,090
                                            ----------------------------------------------------------------------------------

NET FIXED ASSETS                                  -                   -                -                  -                 -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES         -          78,611,939      (78,461,939)          (150,000)               (0)
OTHER NONCURRENT ASSETS                           -             462,226                -                  -           462,226

TOTAL NON-CURRENT ASSETS                          -          79,074,165      (78,461,939)          (150,000)          462,226

                                            ----------------------------------------------------------------------------------
TOTAL ASSETS                                      -          99,683,255      (78,461,939)          (150,000)       21,071,316
                                            ==================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                               -                   -                -                  -                 -
POST-PETITION PAYABLES - THIRD PARTY              -           7,389,000                -                  -         7,389,000
POST-PETITION PAYABLES - INTERCOMPANY             -                   -                -                  -                 -
TOTAL POST-PETITION ACCRUALS                      -           1,514,792                -                  -         1,514,792

                                            ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES           -           8,903,792                -                  -         8,903,792

TOTAL POST-PETITION NON-CURRENT LIABILITIES       -                   -                -                  -                 -

TOTAL PREPETITION  LIABILITIES                    -         860,978,847                -                  -       860,978,847

                                            ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                 -         869,882,639                -                  -       869,882,639

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)            -        (770,199,384)     (78,461,939)          (150,000)     (848,811,323)

                                            ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)            -          99,683,255      (78,461,939)          (150,000)       21,071,316
                                            ==================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of July 31, 2002
(in U.S. $'s)

                                                 Polaroid    Polaroid Latin  Polaroid Asia                           Polaroid
                                               Corporation    America Corp.  Pacific Ltd.      Inner City, Inc.    Eyewear, Inc.

                                            -------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                 17,858,030             -              -                  -                 -
     Non-Interest Overdrafts                             -             -              -                  -                 -
     Current Long-Term Debt                    573,900,990             -              -                  -                 -
                                            -------------------------------------------------------------------------------------
PRE-PETITION NOTES                             591,759,019             -              -                  -                 -

Pre-Petition Payables
     Trade Accounts Payable                     58,663,695       162,520              -             77,106                 -
     Interco Payables-US to Foreign                      -             -              -                  -                 -
     Interco Payables-Foreign to US                      -             -              -                  -                 -
     Interco Payables-Domestic Subs                      -             -              -                  -                 -
     Interco Payables-Foreign Subs                       -             -              -                  -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     58,663,695       162,520              -             77,106                 -

Pre-Petition Accruals:
     Reserve Restructuring                      11,452,323             -              -                  -                 -
     Accrued Payroll & Related Expenses          8,692,842             -         64,705                  -                 -
     Accrued Tax & Gov't Accounts                        -             -              -                  -                 -
     Accrued Income Taxes                          (17,456)            -              -                  -                 -
     Deferred Income Tax - Current                       -             -              -                  -                 -
     Accrued Warranty                                    -             -              -                  -                 -
     Other Accrued Liabilities                  48,992,819        31,007              -                  -                 -
     Post-Retirement Medical                             -             -              -                  -                 -
     Post-Employment Benefits                            -             -              -                  -                 -
     Other Accrued Taxes                        11,984,603             -              -                  -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     81,105,132        31,007         64,705                  -                 -

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES         731,527,846       193,527         64,705             77,106                 -
                                            -------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -             -              -                  -                 -
     Post-Employment Benefits                   31,510,165             -              -                  -                 -
     Long-Term Debt                                      -             -              -                  -                 -
     Deferred Taxes                              1,891,782         8,639              -                  -                 -
     Other                                      94,670,253             -              -                  -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES     128,072,199         8,639              -                  -                 -

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                 859,600,046       202,165         64,705             77,106                 -
                                            =====================================================================================


Table Continued

As of July 31, 2002
(in U.S. $'s)

                                               Polaroid Digital   Polaroid ID     Polaroid        Sub Debt           PRD
                                               Solutions, Inc.    Systems, Inc. Malaysia, Ltd.  Partners Corp.  Investment, Inc.

                                            -------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -                -               -              -                 -
     Non-Interest Overdrafts                            -                -               -              -                 -
     Current Long-Term Debt                             -                -               -              -                 -
                                            -------------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -                -               -              -                 -

Pre-Petition Payables
     Trade Accounts Payable                             -          614,635               -              -                 -
     Interco Payables-US to Foreign                     -                -               -              -                 -
     Interco Payables-Foreign to US                     -                -               -              -                 -
     Interco Payables-Domestic Subs                     -                -               -              -                 -
     Interco Payables-Foreign Subs                      -                -               -              -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -          614,635               -              -                 -

Pre-Petition Accruals:
     Reserve Restructuring                              -                -               -              -                 -
     Accrued Payroll & Related Expenses                 -                -               -              -                 -
     Accrued Tax & Gov't Accounts                       -                -               -              -                 -
     Accrued Income Taxes                               -          214,177         199,078              -                 -
     Deferred Income Tax - Current                      -                -               -              -                 -
     Accrued Warranty                                   -                -               -              -                 -
     Other Accrued Liabilities                          -                -               -            673                 -
     Post-Retirement Medical                            -                -               -              -                 -
     Post-Employment Benefits                           -                -               -              -                 -
     Other Accrued Taxes                                -                -               -              -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -          214,177         199,078            673                 -

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -          828,812         199,078            673                 -
                                            -------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -                -               -              -                 -
     Post-Employment Benefits                           -                -               -              -                 -
     Long-Term Debt                                     -                -               -              -                 -
     Deferred Taxes                                     -                -               -              -                 -
     Other                                              -                -               -              -                 -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -                -               -              -                 -

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -          828,812         199,078            673                 -
                                            =====================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)
                                                                                                                 Polaroid Asia
                                                     PRD       Polaroid Memorial     Polaroid                      Pacific
                                                Capital, Inc.      Drive LLC      Partners, Inc.  Polint, Inc. International, Inc.

                                            --------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -                 -              -             -                   -
     Non-Interest Overdrafts                            -                 -              -             -                   -
     Current Long-Term Debt                             -                 -              -             -                   -
                                            --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -                 -              -             -                   -

Pre-Petition Payables
     Trade Accounts Payable                             -                 -              -             -                   -
     Interco Payables-US to Foreign                     -                 -              -             -                   -
     Interco Payables-Foreign to US                     -                 -              -             -                   -
     Interco Payables-Domestic Subs                     -                 -              -             -                   -
     Interco Payables-Foreign Subs                      -                 -              -             -                   -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -                 -              -             -                   -

Pre-Petition Accruals:
     Reserve Restructuring                              -                 -              -             -                   -
     Accrued Payroll & Related Expenses                 -                 -              -             -               6,034
     Accrued Tax & Gov't Accounts                       -                 -              -             -                   -
     Accrued Income Taxes                               -                 -              -             -                   -
     Deferred Income Tax - Current                      -                 -              -             -                   -
     Accrued Warranty                                   -                 -              -             -                   -
     Other Accrued Liabilities                          -                 -              -             -                   -
     Post-Retirement Medical                            -                 -              -             -                   -
     Post-Employment Benefits                           -                 -              -             -                   -
     Other Accrued Taxes                                -                 -              -             -                   -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -                 -              -             -               6,034

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -                 -              -             -               6,034
                                            --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -                 -              -             -                   -
     Post-Employment Benefits                           -                 -              -             -                   -
     Long-Term Debt                                     -                 -              -             -                   -
     Deferred Taxes                                     -                 -              -             -                   -
     Other                                              -                 -              -             -                   -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -                 -              -             -                   -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -                 -              -             -               6,034
                                            ======================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)

                                                              International        Mag Media,  Polaroid Eyewear     Polaroid Dry
                                                PMC, Inc.     Polaroid Corp.        Limited     Far East Inc.        Imaging LLC

                                            --------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                    -                   -                  -              -                 -
     Non-Interest Overdrafts                       -                   -                  -              -                 -
     Current Long-Term Debt                        -                   -                  -              -                 -
                                            --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                 -                   -                  -              -                 -

Pre-Petition Payables
     Trade Accounts Payable                        -                   -                  -              -                 -
     Interco Payables-US to Foreign                -                   -                  -              -                 -
     Interco Payables-Foreign to US                -                   -                  -              -                 -
     Interco Payables-Domestic Subs                -                   -                  -              -                 -
     Interco Payables-Foreign Subs                 -                   -                  -              -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        -                   -                  -              -                 -

Pre-Petition Accruals:
     Reserve Restructuring                         -                   -                  -              -                 -
     Accrued Payroll & Related Expenses            -                   -                  -              -                 -
     Accrued Tax & Gov't Accounts                  -                   -                  -              -                 -
     Accrued Income Taxes                        228                   -                  -              -                 -
     Deferred Income Tax - Current                 -                   -                  -              -                 -
     Accrued Warranty                              -                   -                  -              -                 -
     Other Accrued Liabilities                     -                   -                  -              -                 -
     Post-Retirement Medical                       -                   -                  -              -                 -
     Post-Employment Benefits                      -                   -                  -              -                 -
     Other Accrued Taxes                           -                   -                  -              -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                      228                   -                  -              -                 -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES           228                   -                  -              -                 -
                                            --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                       -                   -                  -              -                 -
     Post-Employment Benefits                      -                   -                  -              -                 -
     Long-Term Debt                                -                   -                  -              -                 -
     Deferred Taxes                                -                   -                  -              -                 -
     Other                                         -                   -                  -              -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES         -                   -                  -              -                 -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                   228                   -                  -              -                 -
                                            ======================================================================================

Table Continued

As of July 31, 2002
(in U.S. $'s)
                                                  Polaroid
                                                  Online
                                                 Services, Inc.   Subtotal        US Adjustments    Eliminations        Total

                                            ------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -         17,858,030               -              -         17,858,030
     Non-Interest Overdrafts                            -                  -               -              -                  -
     Current Long-Term Debt                             -        573,900,990               -              -        573,900,990
                                            -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -        591,759,019               -              -        591,759,019

Pre-Petition Payables
     Trade Accounts Payable                             -         59,517,956               -              -         59,517,956
     Interco Payables-US to Foreign                     -                  -               -              -                  -
     Interco Payables-Foreign to US                     -                  -               -              -                  -
     Interco Payables-Domestic Subs                     -                  -               -              -                  -
     Interco Payables-Foreign Subs                      -                  -               -              -                  -
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -         59,517,956               -              -         59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                              -         11,452,323               -              -         11,452,323
     Accrued Payroll & Related Expenses                 -          8,763,581               -              -          8,763,581
     Accrued Tax & Gov't Accounts                       -                  -               -              -                  -
     Accrued Income Taxes                               -            396,027               -              -            396,027
     Deferred Income Tax - Current                      -                  -               -              -                  -
     Accrued Warranty                                   -                  -               -              -                  -
     Other Accrued Liabilities                          -         49,024,499               -              -         49,024,499
     Post-Retirement Medical                            -                  -               -              -                  -
     Post-Employment Benefits                           -                  -               -              -                  -
     Other Accrued Taxes                                -         11,984,603               -              -         11,984,603
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -         81,621,033               -              -         81,621,033

                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -        732,898,009               -              -        732,898,009
                                            -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -                  -               -              -                  -
     Post-Employment Benefits                           -         31,510,165               -              -         31,510,165
     Long-Term Debt                                     -                  -               -              -                  -
     Deferred Taxes                                     -          1,900,421               -              -          1,900,421
     Other                                              -         94,670,253               -              -         94,670,253
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -        128,080,838               -              -        128,080,838

                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -        860,978,847               -              -        860,978,847
                                            ===================================================================================


Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002

(in U.S. $ thousands)                                                    Polaroid                    Polaroid Latin
                                                                        Corporation                   America Corp.
                                                                   ------------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                    (315,696)                        (6,933)
Depreciation of property, plant and equipment                              59,333                            206
(Increase) / decrease in receivables                                      124,582                          7,609
(Increase) / decrease in inventories                                       87,593                          3,652
Increase / (decrease) in prepetition payables and accruals               (105,500)                        (9,156)
(Increase) / decrease in prepaids and other assets                         36,149                          1,120
Increase / (decrease) in payables and accruals                             62,273                           (278)
Increase / (decrease) in compensation and benefits                        (55,351)                          (249)
Increase / (decrease) in federal, state and foreign income taxes                0                             (9)
Gain on the sale of real estate                                            (2,313)                             -
Loss on the sale to OEP                                                   265,797                         25,259
Other non-cash items                                                       11,872                        (21,959)
                                                                   ----------------------------------------------

Net cash provided / (used) by operating activities                        168,739                           (735)


Cash flows from investing activities
------------------------------------

(Increase) / decrease in other assets                                      34,389                            (35)
Additions to property, plant and equipment                                (10,910)                            (8)
Proceeds from the sales of property, plant and equipment                   62,168                              -
Cash proceeds from the sale to OEP                                         60,000
                                                                   ----------------------------------------------
Net cash provided / (used) by investing activities                        145,647                            (43)

Cash flows from financing activities

Net increase / (decrease) in post-petition short-term debt having maturities 90 days or less
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                           (329,295)                             -
Return of Capital to Polaroid Corporation

                                                                   ----------------------------------------------
Net cash provided / (used) by financing activities                       (329,295)                             -

Effect of exchange rate changes on cash                                      (522)                             -

Net increase / (decrease) in cash and cash equivalents                    (15,432)                          (778)

Cash and cash equivalents at beginning of period                           34,188                            778

Cash and cash equivalents at end of period                                 18,757                              -

(TABLE CONTINUED)

Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002

(in U.S. $ thousands)                                                 Polaroid Asia                            Polaroid
                                                                       Pacific Ltd.        Inner City, Inc.  Eyewear, Inc.
                                                                   -------------------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                      0,908)               12,611            426
Depreciation of property, plant and equipment                                  -                     -              -
(Increase) / decrease in receivables                                       1,378                    20          2,386
(Increase) / decrease in inventories                                           -                     -              -
Increase / (decrease) in prepetition payables and accruals                    65                    (9)        (2,890)
(Increase) / decrease in prepaids and other assets                            34                     -              -
Increase / (decrease) in payables and accruals                               (55)                 (539)           (60)
Increase / (decrease) in compensation and benefits                           (65)                    -              -
Increase / (decrease) in federal, state and foreign income taxes               -                     -              -
Gain on the sale of real estate                                                -                     -              -
Loss on the sale to OEP                                                    0,702               (12,619)           321
Other non-cash items                                                       4,361)                  527         (5,538)
                                                                   ---------------------------------------------------

Net cash provided / (used) by operating activities                         3,210)                   (9)        (5,355)


Cash flows from investing activities
------------------------------------
(Increase) / decrease in other assets                                      3,195                    (0)         5,355
Additions to property, plant and equipment                                     -                     -              -
Proceeds from the sales of property, plant and equipment                       -                     -              -
Cash proceeds from the sale to OEP
                                                                   ---------------------------------------------------
Net cash provided / (used) by investing activities                         3,195                    (0)         5,355

Cash flows from financing activities
------------------------------------
Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                     -                     -              -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds                                                                 -                     -              -
      Payments
Return of Capital to Polaroid Corporation
                                                                   ---------------------------------------------------

Net cash provided / (used) by financing activities                             -                     -              -

Effect of exchange rate changes on cash                                        -                     -              -

Net increase / (decrease) in cash and cash equivalents                       (15)                   (9)             -

Cash and cash equivalents at beginning of period                              15                     9              -

Cash and cash equivalents at end of period                                     -                     -              -

(TABLE CONTINUED)

Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002

(in U.S. $ thousands)                                                Polaroid Digital    Polaroid ID      Polaroid      Sub Debt
                                                                      Solutions, Inc.   Systems, Inc.  Malaysia, Ltd. Partners Corp.
                                                                   --------------------------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                      3,757         (39,961)         (4,470)           (521)
Depreciation of property, plant and equipment                                 74           1,228               3               -
(Increase) / decrease in receivables                                         473         (27,840)           (790)             (0)
(Increase) / decrease in inventories                                           6           1,703               -               -
Increase / (decrease) in prepetition payables and accruals                     -          (1,535)            127               -
(Increase) / decrease in prepaids and other assets                             -             213              88               3
Increase / (decrease) in payables and accruals                               (83)              0             516               -
Increase / (decrease) in compensation and benefits                          (104)              -               2               -
Increase / (decrease) in federal, state and foreign income taxes               -               -            (233)              -
Gain on the sale of real estate                                                -               -               -               -
Loss on the sale to OEP                                                        -          42,424           4,833             519
Other non-cash items                                                         490          24,102            (132)             (1)
                                                                   --------------------------------------------------------------

Net cash provided / (used) by operating activities                         4,614             333             (57)              0


Cash flows from investing activities
------------------------------------
(Increase) / decrease in other assets                                          -               -               -               -
Additions to property, plant and equipment                                    (7)           (351)              -               -
Proceeds from the sales of property, plant and equipment                       -               -               -               -
Cash proceeds from the sale to OEP
                                                                   --------------------------------------------------------------
Net cash provided / (used) by investing activities                            (7)           (351)              -               -

Cash flows from financing activities
------------------------------------
Net increase / (decrease) in post-petition short-term debt having              -               -               -               -
maturities 90 days or less
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds                                                                 -               -               -               -
      Payments                                                            (5,163)
Return of Capital to Polaroid Corporation

                                                                   --------------------------------------------------------------
Net cash provided / (used) by financing activities                        (5,163)              -               -               -

Effect of exchange rate changes on cash                                        -               -               -               -

Net increase / (decrease) in cash and cash equivalents                      (557)            (18)            (57)              -

Cash and cash equivalents at beginning of period                             557              18              57               -

Cash and cash equivalents at end of period                                     -               -               -               -

(TABLE CONTINUED)

Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002

(in U.S. $ thousands)                                                      PRD              PRD     Polaroid Memorial  Polaroid
                                                                     Investment, Inc.  Capital, Inc.    Drive LLC    Partners, Inc.
                                                                   -----------------------------------------------------------------
Cash flows from operating activities
-------------------------------------
Net earnings / (loss)                                                      (650)       (29,199)             1             (0)
Depreciation of property, plant and equipment                                 -              -              -              -
(Increase) / decrease in receivables                                         (1)            (1)             -              -
(Increase) / decrease in inventories                                          -              -              -              -
Increase / (decrease) in prepetition payables and accruals                    -              0              -              0
(Increase) / decrease in prepaids and other assets                            -              -              -              -
Increase / (decrease) in payables and accruals                                -              -              -              -
Increase / (decrease) in compensation and benefits                            -              -              -              -
Increase / (decrease) in federal, state and foreign income taxes              -              -              -              -
Gain on the sale of real estate                                               -              -              -              -
Loss on the sale to OEP                                                     650         29,199              -             (1)
Other non-cash items                                                          -              -             (1)             -
                                                                   ------------------------------------------------------------

Net cash provided / (used) by operating activities                           (1)            (1)             -             (1)


Cash flows from investing activities
------------------------------------
(Increase) / decrease in other assets                                        (0)             -              -              1
Additions to property, plant and equipment                                    -              -              -              -
Proceeds from the sales of property, plant and equipment                      -              -              -              -
Cash proceeds from the sale to OEP
                                                                   ------------------------------------------------------------
Net cash provided / (used) by investing activities                           (0)             -              -              1

Cash flows from financing activities
------------------------------------
Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                    -              -              -              -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                -              -              -              -
Return of Capital to Polaroid Corporation

                                                                   ------------------------------------------------------------
Net cash provided / (used) by financing activities                            -              -              -              -

Effect of exchange rate changes on cash                                       -              -              -              -

Net increase / (decrease) in cash and cash equivalents                       (1)            (1)             -              -

Cash and cash equivalents at beginning of period                              1              1              -              -

Cash and cash equivalents at end of period                                    -              -              -              -

(TABLE CONTINUED)

Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002
                                                                                       Polaroid Asia
(in U.S. $ thousands)                                                                    Pacific                       International
                                                                      Polint, Inc.   International, Inc.  PMC, Inc.   Polaroid Corp.
                                                                   --------------------------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                          2            (56)        1,225           (850)
Depreciation of property, plant and equipment                                  -              8             -              -
(Increase) / decrease in receivables                                           -            (22)            -              0
(Increase) / decrease in inventories                                           -              -             -              -
Increase / (decrease) in prepetition payables and accruals                     0             (5)           (0)             -
(Increase) / decrease in prepaids and other assets                             -             76             -              -
Increase / (decrease) in payables and accruals                                 -           (144)            -              -
Increase / (decrease) in compensation and benefits                             -            (77)            -              -
Increase / (decrease) in federal, state and foreign income taxes               -              -            (0)             -
Gain on the sale of real estate                                                -              -             -              -
Loss on the sale to OEP                                                       (2)            59        (1,225)           850
Other non-cash items                                                           -            (38)            -              -
                                                                   ----------------------------------------------------------

Net cash provided / (used) by operating activities                             -           (198)            -              -


Cash flows from investing activities
------------------------------------
(Increase) / decrease in other assets                                          -              -             -              -
Additions to property, plant and equipment                                     -              -             -              -
Proceeds from the sales of property, plant and equipment                       -              -             -              -
Cash proceeds from the sale to OEP
                                                                   ----------------------------------------------------------
Net cash provided / (used) by investing activities                             -              -             -              -

Cash flows from financing activities
------------------------------------
Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                     -              -             -              -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                 -              -             -              -
Return of Capital to Polaroid Corporation

                                                                   ----------------------------------------------------------
Net cash provided / (used) by financing activities                             -              -             -              -

Effect of exchange rate changes on cash                                        -              -             -              -

Net increase / (decrease) in cash and cash equivalents                         -           (198)            -              -

Cash and cash equivalents at beginning of period                               -            198             -              -

Cash and cash equivalents at end of period                                     -              -             -              -

(TABLE CONTINUED)

Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002
                                                                                                                         Polaroid
(in U.S. $ thousands)                                                   Mag Media    Polaroid Eyewear    Polaroid Dry     Online
                                                                         Limited     Far East Inc.       Imaging LLC  Services, Inc.
                                                                   -----------------------------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                     10,217              -              -             -
Depreciation of property, plant and equipment                                  -              -              -             -
(Increase) / decrease in receivables                                           -              -              -             -
(Increase) / decrease in inventories                                           -              -              -             -
Increase / (decrease) in prepetition payables and accruals                    (0)             -              -             -
(Increase) / decrease in prepaids and other assets                             -              -              -             -
Increase / (decrease) in payables and accruals                                 -              -              -             -
Increase / (decrease) in compensation and benefits                             -              -              -             -
Increase / (decrease) in federal, state and foreign income taxes               -              -              -             -
Gain on the sale of real estate                                                -              -              -             -
Loss on the sale to OEP                                                  (10,217)             -              -             -
Other non-cash items                                                           -              -              -             -
                                                                   ----------------------------------------------------------

Net cash provided / (used) by operating activities                             -              -              -             -


Cash flows from investing activities
------------------------------------

(Increase) / decrease in other assets                                          -              -              -             -
Additions to property, plant and equipment                                     -              -              -             -
Proceeds from the sales of property, plant and equipment                       -              -              -             -
Cash proceeds from the sale to OEP
                                                                   ----------------------------------------------------------
Net cash provided / (used) by investing activities                             -              -              -             -

Cash flows from financing activities

Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                    -              -              -             -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                 -              -              -             -
Return of Capital to Polaroid Corporation

                                                                   ----------------------------------------------------------
Net cash provided / (used) by financing activities                             -              -              -             -

Effect of exchange rate changes on cash                                        -              -              -             -

Net increase / (decrease) in cash and cash equivalents                         -              -              -             -

Cash and cash equivalents at beginning of period                               -              -              -             -

Cash and cash equivalents at end of period                                     -              -              -             -

(TABLE CONTINUED)


Polaroid Corporation and Debtor Subsidiary Companies
Statement of Cash Flows
Activity from the period from October 12, 2001 through July 31, 2002

(in U.S. $ thousands)
                                                                        Subtotal       Eliminations     Total
                                                                   --------------------------------------------
Cash flows from operating activities
------------------------------------
Net earnings / (loss)                                                      (381,003)        1,666     (379,337)
Depreciation of property, plant and equipment                                60,852           335       61,187
(Increase) / decrease in receivables                                        107,795        16,107      123,902
(Increase) / decrease in inventories                                         92,954         4,384       97,338
Increase / (decrease) in prepetition payables and accruals                 (118,903)      (16,667)    (135,570)
(Increase) / decrease in prepaids and other assets                           37,682        (2,457)      35,225
Increase / (decrease) in payables and accruals                               61,631            24       61,655
Increase / (decrease) in compensation and benefits                          (55,844)          604      (55,240)
Increase / (decrease) in federal, state and foreign income taxes               (242)          455          213
Gain on the sale of real estate                                              (2,313)            -       (2,313)
Loss on the sale to OEP                                                     356,549        (3,379)     353,170
Other non-cash items                                                          4,962        30,914       35,876
                                                                   --------------------------------------------

Net cash provided / (used) by operating activities                          164,120        31,985      196,106


Cash flows from investing activities
------------------------------------

(Increase) / decrease in other assets                                        42,905       (38,053)       4,852
Additions to property, plant and equipment                                  (11,276)            -      (11,276)
Proceeds from the sales of property, plant and equipment                     62,168           189       62,357
Cash proceeds from the sale to OEP                                           60,000             -       60,000
                                                                   -------------------------------------------
Net cash provided / (used) by investing activities                          153,796       (37,864)     115,933

Cash flows from financing activities
------------------------------------
Net increase / (decrease) in post-petition short-term debt having                 -             -            -
maturities 90 days or less                                                        -
Pre-petition short-term debt having maturities of more than 90                    -
days:
      Proceeds                                                             (329,295)            -     (329,295)
      Payments                                                               (5,163)        5,163            -
Return of Capital to Polaroid Corporation
                                                                   --------------------------------------------
Net cash provided / (used) by financing activities                         (334,458)        5,163     (329,295)

Effect of exchange rate changes on cash                                        (522)           25         (497)

Net increase / (decrease) in cash and cash equivalents                      (17,063)         (690)     (17,753)

Cash and cash equivalents at beginning of period                             35,821           690       36,511

Cash and cash equivalents at end of period                                   18,757            (0)      18,757

                              Polaroid Corporation
                      Statement of Cash Receipts and Disbursements - Per Banks
                          Period July 1 - July 31, 2002
                                 (in U.S. $'s)

                                                                                        Beg Bank
        Account Name                                                   Account #         Balance
        ------------                                                   ---------         -------
Wachovia
Closed                       General Disbursement                       7505458                $0.00
Closed                       Travel & Expense (old system)              7509825                $0.00
Closed                       Tax Disbursement                           7511882                $0.00
Closed                       Lockbox                                   15907247                $0.00
Closed                       Atlanta Deposits                          15907170                $0.00
Fleet
                             Patent                                    83049217            $2,682.48
                             Concentration                             32590001        $2,460,788.00
                             Concentration Overnite Sweep             9427756246      $51,837,492.73
                             Vinnet Disbursement (T & E)               80069410                $0.00
                             Maine Check Disbursement                  80216871                $0.00
                             Lockbox                                  9429125472         $520,332.84
                             Payroll                                   80133971        $1,097,552.47
                             Customer Care                             77132000           $15,000.00
                             Company Store                               15172             $5,000.00
                             Merchant Account                          86181309            $1,000.00
                             Merchant Account                          54274314            $1,000.00
                             Dealer Refund (Cust. Serv.rebate checks)  2994-0004           $8,552.86
Closed                       Inner City                                 Closed

Citizens (closed)                                                     1130426359               $0.00
BankOne
Closed                       Concentration                              5256666                $0.00
Closed                       Lockbox                                    5183928                $0.00
Pittsburg National Bank
Closed                       Lockbox                                   11035209                $0.00
Bank of America
Closed                       Lockbox                                   180105585               $0.00

Dreyfus
Closed                       Money Market Fund                         981023427               $0.00
Chase
                             Investment - Treasury MM Fund             904821250      $60,473,353.89

State Street
                             Polaroid Stock Liquidity Fund                  YVy9          $61,807.96

National City
                             Polaroid ID Systems - General Disb        301485382         $596,622.16
Closed                       Polaroid ID Systems - Payroll            20000001002              $0.00
National Bank of Detroit
Closed                       Polaroid Digital Solutions              895000050818              $0.00

                                                                                     ----------------
                             TOTALS                                                  $117,081,185.39

Deutsche Bank of Malaysia
                             Polaroid Malaysia Limited                 80275000            $6,078.19
Maybank
                             Polaroid Malaysia Limited                14301310580        $181,701.09

Deutsche Bank - Hong Kong Branch
                             Polaroid Asia Pacific International Inc   97543000           $57,714.89
Deutsche Bank New Delhi Branch
                             Polaroid Asia Pacific International Inc    140718            $11,495.31
                             India Liaison Office                     1507276009          $23,358.12

Suntrust Bank, Miami
                             Polaroid Latin America                   45007335387        $760,716.24

Popular de Puerto Rico
                             Polaroid Puerto Rico                       2402893           $63,665.39

Deutsche Bank
                             Polaroid Corp acct                                           $40,099.00

ABN AMRO
                             Polaroid Corp acct                                           $71,000.00

JP Morgan Escrow Account
                             -Taxes
                             -Estate
                                                                                     ----------------
                                                                                     $118,297,013.62
                                                                                     ================

Book to Bank Reconciling Differences
Book Balance at 7/31/02





Ch11 Bank Statement Filing Jul02
                    11/12/02

(TABLE CONTINUED)

                                                                                                                         Net
                                                                                                                        Bank
        Account Name                                                   Account #     Receipts       Disbursements     Transfers
        ------------                                                   ---------     --------       -------------     ---------
Wachovia
Closed                       General Disbursement                       7505458             $0.00           $0.00            $0.00
Closed                       Travel & Expense (old system)              7509825             $0.00           $0.00            $0.00
Closed                       Tax Disbursement                           7511882             $0.00           $0.00            $0.00
Closed                       Lockbox                                   15907247             $0.00           $0.00            $0.00
Closed                       Atlanta Deposits                          15907170             $0.00           $0.00            $0.00
Fleet
                             Patent                                    83049217             $0.00           $0.00            $0.00
                             Concentration                             32590001    $46,592,504.12  $253,518,352.08 $204,905,632.99
                             Concentration Overnite Sweep             9427756246            $0.00           $0.00  ($28,828,741.38)
                             Vinnet Disbursement (T & E)               80069410             $0.00     $454,318.97      $454,318.97
                             Maine Check Disbursement                  80216871             $0.00  $17,261,734.33   $17,261,734.33
                             Lockbox                                  9429125472   $47,060,186.53           $0.00  ($47,077,414.34)
                             Payroll                                   80133971             $0.00   $9,982,218.50   $10,111,777.52
                             Customer Care                             77132000       $408,273.35           $0.00     ($408,273.35)
                             Company Store                               15172        $160,420.90           $0.00     ($160,352.90)
                             Merchant Account                          86181309         $3,200.56           $0.00       ($3,200.56)
                             Merchant Account                          54274314        $18,289.65           $0.00      ($18,289.65)
                             Dealer Refund (Cust. Serv.rebate checks)  2994-0004            $0.00          $18.00            $0.00
Closed                       Inner City                                 Closed

Citizens (closed)                                                     1130426359            $0.00           $0.00            $0.00
BankOne
Closed                       Concentration                              5256666             $0.00           $0.00            $0.00
Closed                       Lockbox                                    5183928             $0.00           $0.00            $0.00
Pittsburg National Bank
Closed                       Lockbox                                   11035209             $0.00           $0.00            $0.00
Bank of America
Closed                       Lockbox                                   180105585            $0.00           $0.00            $0.00

Dreyfus
Closed                       Money Market Fund                         981023427                                             $0.00
Chase
                             Investment - Treasury MM Fund             904821250       $75,541.03       $5,703.29  ($60,543,191.63)

State Street
                             Polaroid Stock Liquidity Fund                  YVy9        $3,709.65       $3,671.44            $0.00

National City
                             Polaroid ID Systems - General Disb        301485382      $642,065.52     $411,785.57            $0.00
Closed                       Polaroid ID Systems - Payroll            20000001002           $0.00           $0.00            $0.00
National Bank of Detroit
Closed                       Polaroid Digital Solutions              895000050818           $0.00           $0.00            $0.00

                                                                                 ----------------- --------------- ----------------
                             TOTALS                                                $94,964,191.31  $281,637,802.18  $95,694,000.00

Deutsche Bank of Malaysia
                             Polaroid Malaysia Limited                 80275000             $0.00     $157,351.94      $157,894.74
Maybank
                             Polaroid Malaysia Limited                14301310580      $82,161.79      $13,534.30     -$157,894.74

Deutsche Bank - Hong Kong Branch
                             Polaroid Asia Pacific International Inc   97543000             $0.00       $2,281.41      -$31,250.00
Deutsche Bank New Delhi Branch
                             Polaroid Asia Pacific International Inc    140718              $0.00           $0.00
                             India Liaison Office                     1507276009            $0.00      $30,500.96       $31,250.00

Suntrust Bank, Miami
                             Polaroid Latin America                   45007335387   $1,542,310.84     $337,236.81   -$1,650,000.00

Popular de Puerto Rico
                             Polaroid Puerto Rico                       2402893             $0.00           $4.82            $0.00

Deutsche Bank
                             Polaroid Corp acct                                    $94,000,901.00           $0.00  -$93,973,000.00

ABN AMRO
                             Polaroid Corp acct                                             $0.00           $0.00      -$71,000.00

JP Morgan Escrow Account
                             -Taxes
                             -Estate
                                                                                 ----------------- --------------- ----------------
                                                                                  $190,589,564.94  $282,178,712.42           $0.00
                                                                                 ================= =============== ================

Book to Bank Reconciling Differences
Book Balance at 7/31/02





Ch11 Bank Statement Filing Jul02
                    11/12/02


(TABLE CONTINUED)

                                                                                     Other
                                                                                  Reconciling       Sale                End Bank
        Account Name                                                   Account #     Items       Adjustments            Balance
        ------------                                                   --------- ------------    -----------            --------
Wachovia
Closed                       General Disbursement                       7505458                                          $0.00
Closed                       Travel & Expense (old system)              7509825                                          $0.00
Closed                       Tax Disbursement                           7511882                                          $0.00
Closed                       Lockbox                                   15907247                                          $0.00
Closed                       Atlanta Deposits                          15907170                                          $0.00
Fleet
                             Patent                                    83049217               ($2,682.48)                $0.00
                             Concentration                             32590001               ($440,573.03)              $0.00
                             Concentration Overnite Sweep             9427756246              ($23,008,751.35)           $0.00
                             Vinnet Disbursement (T & E)               80069410                                          $0.00
                             Maine Check Disbursement                  80216871                                          $0.00
                             Lockbox                                  9429125472              ($503,105.03)              $0.00
                             Payroll                                   80133971               ($1,227,111.49)            $0.00
                             Customer Care                             77132000               ($15,000.00)               $0.00
                             Company Store                               15172                ($5,068.00)                $0.00
                             Merchant Account                          86181309               ($1,000.00)                $0.00
                             Merchant Account                          54274314               ($1,000.00)                $0.00
                             Dealer Refund (Cust. Serv.rebate checks)  2994-0004              ($8,534.86)                $0.00
Closed                       Inner City                                 Closed

Citizens (closed)                                                     1130426359                                         $0.00
BankOne
Closed                       Concentration                              5256666                                          $0.00
Closed                       Lockbox                                    5183928                                          $0.00
Pittsburg National Bank
Closed                       Lockbox                                   11035209                                          $0.00
Bank of America
Closed                       Lockbox                                   180105585                                         $0.00

Dreyfus
Closed                       Money Market Fund                         981023427                                         $0.00
Chase
                             Investment - Treasury MM Fund             904821250                                         $0.00

State Street
                             Polaroid Stock Liquidity Fund                  YVy9              ($61,846.17)               $0.00

National City
                             Polaroid ID Systems - General Disb        301485382              ($826,902.11)              $0.00
Closed                       Polaroid ID Systems - Payroll            20000001002                                        $0.00
National Bank of Detroit
Closed                       Polaroid Digital Solutions              895000050818                                        $0.00
                                                                                 ----------------------------------------------

                             TOTALS                                                     $0.00 ($26,101,574.52)           $0.00

Deutsche Bank of Malaysia
                             Polaroid Malaysia Limited                 80275000               ($6,620.99)                $0.00
Maybank
                             Polaroid Malaysia Limited                14301310580             ($92,433.84)               $0.00

Deutsche Bank - Hong Kong Branch
                             Polaroid Asia Pacific International Inc   97543000               ($24,183.48)               $0.00
Deutsche Bank New Delhi Branch
                             Polaroid Asia Pacific International Inc    140718                ($11,495.31)               $0.00
                             India Liaison Office                     1507276009              ($24,107.16)               $0.00

Suntrust Bank, Miami
                             Polaroid Latin America                   45007335387             ($315,790.27)              $0.00

Popular de Puerto Rico
                             Polaroid Puerto Rico                       2402893               ($63,660.57)               $0.00

Deutsche Bank
                             Polaroid Corp acct                                               ($68,000.00)               $0.00

ABN AMRO
                             Polaroid Corp acct                                                                          $0.00

JP Morgan Escrow Account
                             -Taxes                                                           $4,730,010.00         $4,730,010.00
                             -Estate                                                          $14,026,658.82        $14,026,658.82
                                                                                  -----------------------           -----------
                                                                                        $0.00 ($7,951,197.32)       $18,756,668.82
                                                                                  =======================           ===========

Book to Bank Reconciling Differences                                                                                     $0.00
Book Balance at 7/31/02                                                                                             -----------
                                                                                                                    -----------
                                                                                                                    $18,756,668.82
                                                                                                                    ===========


Ch11 Bank Statement Filing Jul02
                    11/12/02

             THE BANK OF NEW YORK                  B001561 DATE    AUGUST 27, 2002
Church St. Station P.O. Box 11000, NY, NY 10286    OUR REF. [TRN] NO. FDC0208272296400
                  ORIGIINAL                        PLEASE MENTION OUR REFERENCE NO. (TRN) IN ANY CORRESPONDENCE
              ADVICE OF CREDIT
                                                   ORIGINATORS DATE        02/08/27
                                                   ORIGINATORS REF. NO.    0164900239ES
WE CREDIT YOUR ACCOUNT NO. 6903534891              RELATED REF. NO. CMF OF 02/08/27
                       SAME DAY FUNDS              SSN: 238219 REC-TIME-15:13:38
--------------------   SUBJ. TO FINAL              RECEIVED FROM
$14,026,658.82         SETTLEMENT                  JP MORGAN CHASE BANK
--------------------                               4 METROTECH CENTER, 8TH FLOOR
                                                   BROOKLYN, N.Y. 11245
MAIL TO
                                                   ORDERING CUSTOMER
PRIMARY PDC, INC                                   PRIMARY PDC INC
1265 MAIN ST.                                      C/0 POLAROID CORPORATION
WALTHAM, MA 02451-1743                             784 MEMORIAL DRIVE
                                                   CAMBRIDGE MA 02139

                                                   The Bank of New York

                                                   S. R. Harmon
                                                   ____________________________
                                                   Authorized Signature


Polaroid Corporation
Payroll Taxes
For the Period Oct 12, 2001 thru July 31, 2002


Payroll Date                     Accrued            Paid              Due/(Overpaid)
------------                     -------            ----              --------------

Nov Begin Bal                                                                            $0.00
                 10/25/01      $2,284,812.18     $2,285,107.11         ($294.93)
                  11/8/01      $2,290,259.06     $2,289,456.66          $802.40
                 11/20/01      $2,046,188.47     $2,046,188.47            $0.00
Nov End Bal                                                                            $507.47

                 12/13/01      $2,554,787.00     $2,554,787.00            $0.00
                 12/20/01      $2,114,870.45     $2,114,870.45            $0.00
                 12/28/01          $8,998.03         $8,998.03            $0.00
Dec End Bal                                                                            $507.47

                   1/3/02      $2,360,221.75     $2,360,221.75            $0.00
                  1/17/02      $2,726,310.78     $2,726,310.78            $0.00
                  1/31/02      $2,278,368.07     $2,278,368.07            $0.00
Jan End Bal                                                                            $507.47

                  2/14/02      $2,726,773.87     $2,726,773.87            $0.00
                  2/28/02      $2,063,527.76     $2,063,527.76            $0.00
Feb End Bal                                                                            $507.47

                  3/14/02      $1,880,630.60     $1,880,630.60            $0.00
                  3/28/02      $1,735,103.33     $1,735,103.33            $0.00
Mar End Bal                                                                            $507.47

                  4/11/02      $1,799,133.68     $1,799,133.68            $0.00
                  4/25/02      $1,733,676.66     $1,733,676.66            $0.00
Apr End Bal                                                                            $507.47
              Adj 5/31/02                              $507.47          ($507.47)
                   5/9/02      $1,882,124.27     $1,882,124.27            $0.00
                  5/23/02      $1,646,137.21     $1,646,137.21            $0.00
May End Bal                                                                              $0.00

                   6/6/02      $1,664,150.72     $1,664,150.72            $0.00
                  6/20/02      $1,739,745.03     $1,739,745.03            $0.00
June End Bal                                                                             $0.00

                   7/3/02      $1,626,264.71     $1,626,264.71            $0.00
                  7/18/02      $1,585,575.88     $1,585,575.88            $0.00
July End Bal                                                                             $0.00



Polaroid Corporation
Statement of Operations and Taxes
For the period 7/1/02 - 7/31/02
(in U.S.$'s)

Debtor Name:                         Polaroid Corporation
Case No:                             01-10864


                                          Beginning         Amount          Payments/          Ending
Account Description                        Balance         Incurred         Deposits           Balance
-----------------------------------------------------------------------------------------------------------

Income Taxes Payable                          0                    -              -              0
(Acct.  # 21610003)
Franchise Taxes Payable                       0              (11,623)       (11,623)             0
(Acct. # 21380202)
Personal Property Taxes Payable               0                 (202)          (202)             0
(Acct. # 21380201)
Sales Taxes Payable                           0              (11,682)       (11,682)             0
(Acct. # 213801XX)



In re-   Polaroid Asia Pacific International, Inc.                                               Case No. 01-10878
                       Debtor                                                             Reporting Period:   July 2002

                                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------
                                    Beginning        Amount                                                       Ending
                                       Tax        Withheld or       Amount           Date      Check No.           Tax
                                    Liability       Accrued          Paid            Paid        or EFT         Liability
Federal
-----------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                  ---------------------------------------------                               ---------------
   Total Federal Taxes
                                  ---------------------------------------------                               ---------------

-----------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------
Withholding - India                     1,362.61       1,503.09       1,362.61                                      1,503.09
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                                  ---------------------------------------------                               ---------------
   Total State and Local                1,362.61       1,503.09       1,362.61                                      1,503.09
                                  ---------------------------------------------                               ---------------

Total Taxes                             1,362.61       1,503.09       1,362.61                                      1,503.09
                                  =============================================                               ===============




                                                                                                                 FORM MOR-4
                                                                                                                 (9/99)

In re:   Polaroid Asia Pacific Limited                                                                 Case No. 01-10866
                      Debtor                                                                       Reporting Period: July 2002

                                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------------

                                            Beginning             Amount                                                  Ending
                                               Tax             Withheld or       Amount        Date       Check No.        Tax
                                            Liability            Accrued          Paid         Paid        or EFT        Liability
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - CS Ko             6,133.79           6,132.43        6,133.79         -          -           18,400.01
----------------------------------
   Total State and Local
Total Taxes







                                                                                                                    FORM MOR-4
                                                                                                                      (9/99)

In re:  Polaroid ID Systems, Inc.                                                              Case No.:  01-10870
             Debtor                                                                       Reporting Period:  July 2002

                                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                     Beginning        Amount                                                          Ending
                                        Tax         Withheld or       Amount           Date          Check No.          Tax
                                     Liability        Accrued          Paid            Paid           or EFT         Liability
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                 0           3,371           3,371                                            $0
FICA-Employee                               0           1,986           1,986                                            $0
FICA-Employer                               0           1,986           1,986                                            $0
Unemployment                                0               0               0                                            $0
Income                                      0
Other:_________________
   Total Federal Taxes                      0           7,344           7,344
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                 0            1079           1,079                                            $0
Sales
Excise
Unemployment                                0               0               0                                            $0
Real Property
Personal Property                           0               0               0                                            $0
Other:_________________
   Total State and Local                    0           1,079           1,079                                            $0
Total Taxes                                 0           8,423           8,423                                            $0





                                                                                                                    FORM MOR-4
                                                                                                                    (9/99)


In re   Polaroid Malaysia Limited                                                              Case No. 01-10871
              Debtor                                                                    Reporting Period:  July 2002


                                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------------
                                         Beginning        Amount                                                         Ending
                                            Tax         Withheld or       Amount         Date           Check No.          Tax
                                         Liability        Accrued          Paid          Paid            or EFT         Liability
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes

----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________             -2,277          50,388           6,034                                         42,077
   Total State and Local
Total Taxes





                                                                                                                        FORM MOR-4
                                                                                                                        (9/99)

In re:    Polaroid Latin America Corporation                                                          Case No.  01-10867
                     Debtor                                                                    Reporting Period:   July 2002

                                                 STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                             Beginning       Amount                                                     Ending
                                                Tax        Withheld or      Amount          Date        Check No.        Tax
                                             Liability       Accrued         Paid           Paid         or EFT       Liability
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                              NONE
FICA-Employee  (21410652)                          0.00          0.00           0.00                                        0.00
FICA-Employer  (21410314)                          0.00          0.00           0.00                                        0.00
Unemployment   (21410316)                          0.00          0.00           0.00                                        0.00
Income                                   NONE
Other:_________________                  NONE
   Total Federal Taxes                             0.00          0.00           0.00                                        0.00
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding  (21410655)                            0.00          0.00           0.00                                        0.00
Sales                                    NONE
Excise  (21380203)                                 0.00          0.00           0.00                                        0.00
Unemployment   (21410317)                          0.00          0.00           0.00                                        0.00
Real Property                            NONE
Personal Property (21380201)                  31,006.54          0.00           0.00                                   31,006.54
Other: 7% Withholding  (21380157)                  0.00          0.00           0.00                                        0.00
   Total State and Local                      31,006.54          0.00           0.00                                   31,006.54
                                                                                                                  ---------------
Total Taxes                                   31,006.54          0.00           0.00                                   31,006.54
                                                                                                                  ===============


                                                                                                                    FORM MOR-4
                                                                                                                    (9/99)